UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2024

Date of reporting period: July 31, 2023

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2023 SEMI-ANNUAL REPORT

July 31, 2023

DEVELOPING WORLD INCOME FUND

NIS CORE PLUS BOND FUND

DWI_NIS 0723

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

DEVELOPING WORLD INCOME FUND

Investing in foreign developing countries, including emerging and frontier market securities, may involve heightened risk due to currency fluctuations and economic and political risks, such as lower incomes, less integrated financial markets, smaller economies, and less mature political systems compared to developed countries. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including restricted securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

NIS CORE PLUS BOND FUND

The use of fixed-income securities entails interest rate and credit risks. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching our destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

American Beacon Developing World Income FundSM

Performance Overview

July 31, 2023 (Unaudited)

The Investor Class of the American Beacon Developing World Income Fund (the “Fund”) returned 5.94% for the six-month period ending July 31, 2023. The Fund outperformed the JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index (the hard currency Index) return of 2.82% for the same period.

Total Returns for the Period ended July 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	Since Inception (02/25/2014)
R5 Class (1,3)	AGEIX	6.10%	15.66%	3.05%	3.27%	4.31%
Y Class (1,3)	AGEYX	6.07%	15.60%	2.95%	3.19%	4.23%
Investor Class (1,3)	AGEPX	5.94%	15.32%	2.73%	2.93%	3.96%
A without Sales Charge (1,3)	AGUAX	5.76%	15.11%	2.66%	2.88%	3.90%
A with Sales Charge (1,3)	AGUAX	0.67%	9.66%	1.00%	1.90%	3.37%
C without Sales Charge (1,3)	AGECX	5.42%	14.37%	1.93%	2.15%	3.27%
C with Sales Charge (1,3)	AGECX	4.42%	13.37%	1.93%	2.15%	3.27%

JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index (2)		2.82%	6.37%	(3.67)%	0.43%	2.74%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Performance prior to waiving fees was lower than actual returns shown for periods when fee waivers were in place for each Class. A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and 2018, and recovered in 2019 and 2020. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered in 2018. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2019. A portion of fees charged to the A Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered from 2018 through 2020. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was recovered in 2018 and 2019. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan® EMBI (“JPM EMBI”) Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.13%, 1.18%, 1.45%, 1.42%, and 2.19%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The period began with a slightly risk-off macro environment as strong U.S. economic data and sticky inflation spooked the market and led to a hawkish repricing of the trajectory of the Federal Funds rate. Inflation also inched higher in Europe prompting more hawkish tones from policy makers. And in March, bank-runs on two regional U.S. banks posed systemic risk prompting widespread panic in the industry, followed by the takeover of Credit Suisse by UBS due to insolvency, further exacerbating negative risk sentiment.

Sentiment reversed on the back of positive news in China in the form of liquidity injections and the reopening of the economy after the pandemic lockdowns, which lifted hope for the commodity markets and developing markets overall. Positive sentiment was also driven by the market view that the probability of a U.S. recession was fading and an increased expectation of a “soft landing” scenario.

Idiosyncratic drivers in specific developing-market sovereigns boosted investor sentiment, with outperformance in Zambia, Sri Lanka and Pakistan as debt restructuring deals were secured, and Nigeria, Turkey and Thailand benefitting from political developments. Market volatility throughout the period caused the

American Beacon Developing World Income FundSM

Performance Overview

July 31, 2023 (Unaudited)

U.S. dollar to weaken, and the beginning of interest rate cutting cycles from some developing-market central banks encouraged the rotation out of hard currencies. Local currencies significantly outperformed, and the fund benefitted from its nearly 40% allocation to local currency bonds. Higher yields in developing-market bonds continued to remain attractive relative to emerging- and developed-market yields.

The Fund’s sub-advisors continue to employ top-down and bottom-up investment approaches that assess macroeconomic variables affecting the relationships between developed, emerging and developing-market countries, combined with country-specific analysis, to identify the best risk-adjusted opportunities. This process has remained consistent since each sub-advisor’s inception with the Fund.

Top Ten Holdings (% Net Assets)
Mozambique International Bonds, 5.000%, Due 9/15/2031		2.6
Uruguay Government International Bonds, 3.875%, Due 7/2/2040		2.5
Development Bank of Mongolia (Issuer Zambezi BV), 14.000%, Due 5/12/2027		1.7
Cameroon International Bonds, 5.950%, Due 7/7/2032		1.7
Zambia Government International Bonds, 8.970%, Due 7/30/2027		1.5
Argentina Government International Bonds, 3.625%, Due 7/9/2035		1.4
Ivory Coast Government International Bonds, 4.875%, Due 1/30/2032		1.4
Angolan Government International Bonds, 8.250%, Due 5/9/2028		1.2
Republic of Zambia (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026		1.2
Tajikistan International Bonds, 7.125%, Due 9/14/2027		1.1

Total Fund Holdings	251

Top Ten Country Weightings (% Investments)
Zambia		6.3
Angola		4.4
Nigeria		4.3
Mozambique		4.2
Kenya		4.0
Kazakhstan		3.8
Ghana		3.5
Mongolia		3.5
Uganda		3.4
Dominican Republic		3.4

Sector Allocation (% Investments)
Foreign Sovereign Obligations		82.8
Credit-Linked Notes		10.9
Financial		3.7
Energy		1.0
Industrial		0.8
Communications		0.4
Basic Materials		0.4

American Beacon Developing World Income FundSM

Performance Overview

July 31, 2023 (Unaudited)

Country Allocation (% Investments)
Zambia	6.3
Angola	4.4
Nigeria	4.3
Mozambique	4.2
Kenya	4.0
Kazakhstan	3.8
Ghana	3.5
Mongolia	3.5
Uganda	3.4
Dominican Republic	3.4
Ivory Coast	3.2
Egypt	3.1
Uruguay	3.0
El Salvador	2.9
Gabon	2.7
Cameroon	2.4
Supranational	2.4
Sri Lanka	2.3
Uzbekistan	2.1
Tunisia	1.8
United States	1.8
Argentina	1.7
Ukraine	1.6
Armenia	1.5
Kyrgyzstan	1.4
Senegal	1.4
Pakistan	1.3
Jordan	1.2
Ecuador	1.2
Tajikistan	1.2
Malawi	1.2
Iraq	1.0
Paraguay	0.9
Papua New Guinea	0.7
Georgia	0.7
Serbia	0.7
Netherlands	0.6
Rwanda	0.6
Costa Rica	0.6
Congo	0.6
Ethiopia	0.5
Benin	0.5
United Republic of Tanzania	0.4
Trinidad and Tobago	0.3
Azerbaijan	0.3
Nicaragua	0.2
Republic of Mauritius	0.2
Algeria	0.2
Togo	0.2
South Africa	0.2
Vietnam	0.1

American Beacon NIS Core Plus Bond FundSM

Performance Overview

July 31, 2023 (Unaudited)

The Y Class of the American Beacon NIS Core Plus Bond Fund (the “Fund”) returned -0.42% for the six months ended July 31, 2023, outperforming the Bloomberg US Aggregate Bond Index (the “Index”) return of -1.02% for the same period.

Total Returns for the Period ended July 31, 2023

	Ticker	6 Months*	1 Year	Since Inception (09/10/2020)
Y Class (1,3)	NISYX	(0.42)%	(1.94)%	(3.21)%
A without Sales Charge (1,3)	NISAX	(0.66)%	(2.30)%	(3.49)%
A with Sales Charge (1,3)	NISAX	(4.43)%	(6.00)%	(4.76)%
C without Sales Charge (1,3)	NISCX	(1.03)%	(3.03)%	(4.21)%
C with Sales Charge (1,3)	NISCX	(2.03)%	(4.03)%	(4.21)%
R6 Class (1,3)	NISRX	(0.37)%	(1.96)%	(3.12)%

Bloomberg US Aggregate Bond Index (2)		(1.02)%	(3.37)%	(4.35)%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 3.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The Bloomberg US Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset- backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 3.42%, 3.69%, 4.46%, and 3.43%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance was due primarily to the Fund’s security selection in Corporate bonds, especially within the Industrials and Finance sectors, as well as selection in Asset-Backed Securities. Overweight sector allocations in Non-Agency Mortgage-Backed Securities and Taxable Municipal bonds contributed to relative performance, as did underweight allocations in Agency bonds, Agency Mortgage-Backed Securities, and Treasury bonds which proved sensitive to the shift higher in rates. The Fund’s duration underweight was also additive as the Fed remained in tightening mode in response to sticky inflation. Conversely, the Fund’s overweight sector allocation in Commercial Mortgage-Backed Securities detracted slightly.

The Fund strives to utilize both bottom-up and top-down inputs to identify the best relative value available across the broad range of domestic fixed income instruments to benefit performance over the long term.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bonds, 3.375%, Due 11/15/2048		6.6
U.S. Treasury Notes, 2.375%, Due 3/31/2029		4.5
U.S. Treasury Bonds, 3.875%, Due 2/15/2043		2.8
U.S. Treasury Notes, 0.750%, Due 8/31/2026		2.8
U.S. Treasury Notes, 2.875%, Due 5/15/2032		2.1
U.S. Treasury Notes, 3.500%, Due 4/30/2030		2.0
U.S. Treasury Notes, 1.500%, Due 1/31/2027		2.0
U.S. Treasury Bonds, 1.750%, Due 8/15/2041		1.8
U.S. Treasury Notes, 3.375%, Due 5/15/2033		1.7
U.S. Treasury Bonds, 3.625%, Due 2/15/2053		1.3

Total Fund Holdings	288

American Beacon NIS Core Plus Bond FundSM

Performance Overview

July 31, 2023 (Unaudited)

Sector Allocation (% Investments)
U.S. Treasury Obligations	31.7
Financial	16.2
Asset-Backed Obligations	12.2
Collateralized Mortgage Obligations	9.0
U.S. Agency Mortgage-Backed Obligations	8.5
Commercial Mortgage-Backed Obligations	6.6
Consumer, Cyclical	3.9
Municipal Obligations	3.4
Energy	2.3
Consumer, Non-Cyclical	1.7
Communications	1.6
Utilities	1.3
Technology	1.2
Industrial	0.4

Country Allocation (% Fixed Income)
United States	97.0
Canada	1.3
United Kingdom	0.5
Japan	0.4
Ireland	0.3
France	0.3
Bermuda	0.2

American Beacon FundSM

Expense Examples

July 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2023 through July 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Developing World Income Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Developing World Income Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

July 31, 2023 (Unaudited)

American Beacon Developing World Income Fund

	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period 2/1/2023-7/31/2023*
R5 Class
Actual	$1,000.00	$1,061.00	$5.42
Hypothetical**	$1,000.00	$1,019.54	$5.31
Y Class
Actual	$1,000.00	$1,060.70	$5.67
Hypothetical**	$1,000.00	$1,019.29	$5.56
Investor Class
Actual	$1,000.00	$1,059.40	$7.00
Hypothetical**	$1,000.00	$1,018.00	$6.85
A Class
Actual	$1,000.00	$1,057.60	$7.30
Hypothetical**	$1,000.00	$1,017.70	$7.15
C Class
Actual	$1,000.00	$1,054.20	$10.90
Hypothetical**	$1,000.00	$1,014.18	$10.69

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.06%, 1.11%, 1.37%, 1.43%, and 2.14% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon NIS Core Plus Bond Fund

	Beginning Account Value 2/1/2023	Ending Account Value 7/31/2023	Expenses Paid During Period 2/1/2023-7/31/2023*
Y Class
Actual	$1,000.00	$995.80	$2.62
Hypothetical**	$1,000.00	$1,022.17	$2.66
A Class
Actual	$1,000.00	$993.40	$3.86
Hypothetical**	$1,000.00	$1,020.93	$3.91
C Class
Actual	$1,000.00	$989.70	$7.55
Hypothetical**	$1,000.00	$1,017.21	$7.65
R6 Class
Actual	$1,000.00	$996.30	$2.13
Hypothetical**	$1,000.00	$1,022.66	$2.16

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.53%, 0.78%, 1.53%, and 0.43% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Algeria - 0.21% (Cost $1,000,000)

Credit-Linked Notes - 0.21%
Republic of Algeria (Issuer Neder Financierings-MAAT), 10.000%, Due 11/15/2023		$1,000,000	$950,508

Angola - 4.23%

Credit-Linked Notes - 0.10%
Republic of Angola (Issuer Aurora Australis BV), 11.901%, Due 12/19/2023, (6 mo. USD LIBOR + 6.250%)A B		93,750	94,345
Republic of Angola (Issuer ICBC Standard Bank PLC), 16.500%, Due 3/18/2024	AOA	300,000,000	363,969

Total Credit-Linked Notes			458,314

Foreign Sovereign Obligations - 4.13%
Angola Via Avenir Issuer II Ireland DAC, 6.927%, Due 2/19/2027B		1,971,429	1,813,714
Angolan Government International Bonds,
8.250%, Due 5/9/2028B		10,453,000	9,614,147
8.000%, Due 11/26/2029C		2,114,000	1,868,248
8.750%, Due 4/14/2032C		3,475,000	3,044,656
8.750%, Due 4/14/2032B		740,000	648,358
9.375%, Due 5/8/2048B		1,674,000	1,383,896
9.125%, Due 11/26/2049B		800,000	646,000

Total Foreign Sovereign Obligations			19,019,019

Total Angola (Cost $20,558,821)			19,477,333

Argentina - 1.68%

Foreign Sovereign Obligations - 1.68%
Argentina Government International Bonds,
1.000%, Due 7/9/2029		227,491	76,142
0.750%, Due 7/9/2030D E		3,027,515	1,043,449
3.625%, Due 7/9/2035D E		21,212,784	6,617,695

Total Foreign Sovereign Obligations			7,737,286

Total Argentina (Cost $11,163,881)			7,737,286

Armenia - 1.45%

Foreign Sovereign Obligations - 1.45%
Armenia Treasury Bonds,
6.500%, Due 4/29/2024, Series 3YR	AMD	1,575,000,000	3,953,408
7.000%, Due 4/29/2026, Series 5YR	AMD	385,000,000	907,113
9.000%, Due 4/29/2026	AMD	325,000,000	804,619
9.250%, Due 4/29/2028	AMD	200,000,000	488,486
Armenian Treasury Bills, 11.048% Due 6/3/2024	AMD	225,000,000	532,162

Total Foreign Sovereign Obligations			6,685,788

Total Armenia (Cost $5,825,171)			6,685,788

Azerbaijan - 0.24% (Cost $1,119,293)

Credit-Linked Notes - 0.24%
Republic of Azerbaijan (Issuer Frontera Capital BV), 10.000%, Due 8/1/2023C	AZN	1,900,000	1,117,647

Benin - 0.50%

Foreign Sovereign Obligations - 0.50%
Benin Government International Bonds,
4.875%, Due 1/19/2032C	EUR	1,210,000	1,029,806
6.875%, Due 1/19/2052C	EUR	1,569,000	1,254,953

Total Foreign Sovereign Obligations			2,284,759

Total Benin (Cost $3,181,809)			2,284,759

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Cameroon - 2.30%

Foreign Sovereign Obligations - 2.30%
Cameroon International Bonds,
5.950%, Due 7/7/2032B	EUR	3,250,000	$2,642,512
5.950%, Due 7/7/2032C	EUR	9,811,000	7,977,133

Total Foreign Sovereign Obligations			10,619,645

Total Cameroon (Cost $14,024,715)			10,619,645

Congo - 0.56% (Cost $2,600,000)

Credit-Linked Notes - 0.56%
Democratic Republic of Congo (Issuer Frontera Capital BV), 12.292%, Due 12/14/2027, (6 mo. USD SOFR + 7.000%)A C		$2,600,000	2,581,831

Costa Rica - 0.58% (Cost $2,248,384)

Foreign Sovereign Obligations - 0.58%
Costa Rica Government International Bonds, 9.200%, Due 2/21/2029B		2,300,000	2,694,910

Dominican Republic - 3.24%

Foreign Sovereign Obligations - 3.24%
Dominican Republic Central Bank Notes, 13.000%, Due 12/5/2025B	DOP	105,000,000	1,986,722
Dominican Republic International Bonds,
12.000%, Due 8/8/2025B	DOP	182,500,000	3,329,532
9.750%, Due 6/5/2026B	DOP	8,850,000	159,724
8.000%, Due 2/12/2027B	DOP	220,000,000	3,669,920
12.750%, Due 9/23/2029C	DOP	224,300,000	4,571,103
13.625%, Due 2/3/2033C	DOP	54,750,000	1,198,054

Total Foreign Sovereign Obligations			14,915,055

Total Dominican Republic (Cost $14,149,426)			14,915,055

Ecuador - 1.13%

Foreign Sovereign Obligations - 1.13%
Ecuador Government International Bonds,
6.000%, Due 7/31/2030C D E		1,556,850	738,076
6.000%, Due 7/31/2030B D E		2,482,000	1,176,674
3.500%, Due 7/31/2035C D E		3,789,045	1,302,493
3.500%, Due 7/31/2035B D E		3,974,000	1,366,072
2.500%, Due 7/31/2040C D E		1,625,550	507,984
2.500%, Due 7/31/2040B D E		438,000	136,875

Total Foreign Sovereign Obligations			5,228,174

Total Ecuador (Cost $10,202,274)			5,228,174

Egypt - 3.01%

Foreign Sovereign Obligations - 3.01%
Egypt Government Bonds,
14.483%, Due 4/6/2026, Series 5YR	EGP	6,500,000	168,726
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	247,606
Egypt Government International Bonds,
5.250%, Due 10/6/2025B		638,000	531,326
7.500%, Due 1/31/2027B		736,000	580,763
5.625%, Due 4/16/2030B	EUR	2,894,000	1,905,991
6.375%, Due 4/11/2031B	EUR	5,743,000	3,777,545
7.300%, Due 9/30/2033B		1,583,000	977,503
8.875%, Due 5/29/2050B		3,306,000	1,942,936
7.500%, Due 2/16/2061B		6,900,000	3,760,500

Total Foreign Sovereign Obligations			13,892,896

Total Egypt (Cost $15,568,622)			13,892,896

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

El Salvador - 2.78%

Foreign Sovereign Obligations - 2.78%
El Salvador Government International Bonds,
6.375%, Due 1/18/2027B		$4,379,000	$3,243,021
8.625%, Due 2/28/2029B		941,000	678,038
8.250%, Due 4/10/2032B		1,901,000	1,336,201
7.650%, Due 6/15/2035B		6,661,000	4,323,259
7.125%, Due 1/20/2050B		2,395,000	1,459,380
9.500%, Due 7/15/2052B		2,600,000	1,794,198

Total Foreign Sovereign Obligations			12,834,097

Total El Salvador (Cost $11,049,362)			12,834,097

Ethiopia - 0.50% (Cost $2,845,963)

Foreign Sovereign Obligations - 0.50%
Ethiopia International Bonds, 6.625%, Due 12/11/2024B		3,372,000	2,318,250

Gabon - 2.65%

Foreign Sovereign Obligations - 2.65%
Gabon Government International Bonds,
6.950%, Due 6/16/2025B		3,090,000	2,949,096
6.625%, Due 2/6/2031B		9,459,000	7,979,139
7.000%, Due 11/24/2031B		1,505,000	1,271,725

Total Foreign Sovereign Obligations			12,199,960

Total Gabon (Cost $13,036,311)			12,199,960

Georgia - 0.65%

Foreign Sovereign Obligations - 0.65%
Georgia Treasury Bonds,
9.375%, Due 10/6/2024, Series 2YR	GEL	1,400,000	534,280
8.125%, Due 1/28/2026, Series 5YR	GEL	6,540,000	2,477,432

Total Foreign Sovereign Obligations			3,011,712

Total Georgia (Cost $2,565,020)			3,011,712

Ghana - 3.41%

Credit-Linked Notes - 0.01%
Ghana Promissory Notes (Issuer Saderea DAC), 12.500%, Due 11/30/2026B		139,548	59,657

Foreign Corporate Obligations - 0.41%
Kosmos Energy Ltd., 7.500%, Due 3/1/2028C		2,124,000	1,887,720

Foreign Sovereign Obligations - 2.99%
Ghana Government Bonds,
19.250%, Due 12/18/2023	GHS	3,580,000	292,611
17.700%, Due 3/18/2024	GHS	4,200,000	323,918
19.750%, Due 4/15/2024, Series 5YR	GHS	1,000,000	76,849
21.000%, Due 1/27/2025	GHS	1,680,000	114,145
19.250%, Due 6/23/2025	GHS	23,500,000	1,450,095
19.000%, Due 11/2/2026, Series 10YR	GHS	47,576,000	2,431,091
19.250%, Due 1/18/2027	GHS	19,750,000	996,841
Ghana Government International Bonds,
7.750%, Due 4/7/2029C		1,641,000	742,553
10.750%, Due 10/14/2030B		2,512,000	1,782,113
8.125%, Due 3/26/2032B F		9,550,000	4,347,351
7.875%, Due 2/11/2035B F		654,000	297,570
8.950%, Due 3/26/2051B F		220,000	97,838
8.750%, Due 3/11/2061B		1,937,000	850,537

Total Foreign Sovereign Obligations			13,803,512

Total Ghana (Cost $24,322,123)			15,750,889

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Honduras - 0.03% (Cost $111,403)

Foreign Sovereign Obligations - 0.03%
Honduras Government International Bonds, 5.625%, Due 6/24/2030B		$159,000	$130,181

Iraq - 0.96% (Cost $4,382,203)

Foreign Sovereign Obligations - 0.96%
Iraq International Bonds, 5.800%, Due 1/15/2028B		4,752,063	4,404,059

Ivory Coast - 3.05%

Foreign Sovereign Obligations - 3.05%
Ivory Coast Government International Bonds,
5.250%, Due 3/22/2030B	EUR	1,918,000	1,851,879
5.875%, Due 10/17/2031B	EUR	993,000	944,410
4.875%, Due 1/30/2032B	EUR	7,421,000	6,604,212
6.125%, Due 6/15/2033B		382,000	342,815
6.875%, Due 10/17/2040B	EUR	2,823,000	2,483,236
6.625%, Due 3/22/2048B	EUR	2,200,000	1,818,288

Total Foreign Sovereign Obligations			14,044,840

Total Ivory Coast (Cost $14,668,256)			14,044,840

Jordan - 1.18%

Foreign Sovereign Obligations - 1.18%
Jordan Government International Bonds,
5.850%, Due 7/7/2030B		1,789,000	1,659,677
7.375%, Due 10/10/2047B		4,242,000	3,770,077

Total Foreign Sovereign Obligations			5,429,754

Total Jordan (Cost $5,184,684)			5,429,754

Kazakhstan - 3.69%

Foreign Sovereign Obligations - 3.69%
Kazakhstan Government Bonds,
9.500%, Due 1/30/2024, Series 7YR	KZT	284,000,000	619,778
8.050%, Due 5/20/2024, Series 15YR	KZT	1,040,000,000	2,213,805
16.700%, Due 1/13/2025	KZT	2,249,000,000	5,166,887
10.750%, Due 2/11/2025, Series 3YR	KZT	240,000,000	510,238
10.500%, Due 8/4/2026, Series 5YR	KZT	500,000,000	1,027,197
13.900%, Due 9/16/2026, Series 4YR	KZT	280,000,000	626,167
9.000%, Due 3/6/2027, Series 10YR	KZT	1,160,000,000	2,254,141
15.350%, Due 11/18/2027	KZT	630,000,000	1,437,633
10.400%, Due 4/12/2028	KZT	300,000,000	598,102
15.300%, Due 3/3/2029	KZT	736,866,000	1,757,018
10.120%, Due 2/17/2034, Series 13YR	KZT	400,000,000	808,157

Total Foreign Sovereign Obligations			17,019,123

Total Kazakhstan (Cost $17,804,737)			17,019,123

Kenya - 3.85%

Foreign Sovereign Obligations - 3.85%
Kenya Government International Bonds,
7.000%, Due 5/22/2027B		1,845,000	1,666,865
7.250%, Due 2/28/2028B		775,000	679,094
8.000%, Due 5/22/2032B		1,484,000	1,278,095
6.300%, Due 1/23/2034B		4,081,000	3,085,648
8.250%, Due 2/28/2048B		5,292,000	4,132,311

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Kenya - 3.85% (continued)

Foreign Sovereign Obligations - 3.85% (continued)
Kenya Infrastructure Bonds,
12.000%, Due 9/18/2023, Series 12YR	KES	23,900,000	$167,481
11.000%, Due 12/2/2024, Series 9YR	KES	25,000,000	168,040
12.500%, Due 5/12/2025, Series 9YR	KES	16,024,384	108,687
10.200%, Due 5/25/2026, Series 6YR	KES	15,500,000	97,640
11.000%, Due 10/12/2026, Series 12YR	KES	43,467,948	276,208
13.215%, Due 11/27/2028, Series 6YR	KES	124,600,000	791,661
10.850%, Due 4/2/2029, Series 9YR	KES	24,550,000	150,466
12.500%, Due 1/10/2033, Series 15YR	KES	631,000,000	3,892,100
11.750%, Due 10/8/2035, Series 16YR	KES	112,000,000	656,836
12.257%, Due 1/5/2037, Series 16Y	KES	107,000,000	616,518

Total Foreign Sovereign Obligations			17,767,650

Total Kenya (Cost $21,544,244)			17,767,650

Kyrgyzstan - 1.35%

Credit-Linked Notes - 1.35%
Republic of Kyrgyzstan (Issuer Frontera Capital BV),
10.500%, Due 9/24/2024C	KGS	150,000,000	1,746,157
8.000%, Due 5/26/2025	KGS	70,000,000	722,052
6.000%, Due 9/19/2025C	KGS	120,500,000	1,146,240
12.000%, Due 2/7/2028C	KGS	95,000,000	945,376
Republic of Kyrgyzstan (Issuer Zambezi BV), 10.000%, Due 4/13/2028C	KGS	180,000,000	1,639,780

Total Credit-Linked Notes			6,199,605

Total Kyrgyzstan (Cost $7,976,837)			6,199,605

Malawi - 1.12%

Credit-Linked Notes - 1.12%
Republic of Malawi (Issuer Frontera Capital BV),
11.000%, Due 4/21/2025C		$1,600,000	1,413,628
12.500%, Due 5/21/2025C		1,050,000	665,485
18.500%, Due 8/15/2026C		2,700,000	1,838,251
13.500%, Due 6/18/2027C		700,000	433,318
13.000%, Due 8/20/2027C		500,000	399,888
13.500%, Due 9/3/2027C		650,000	414,143

Total Credit-Linked Notes			5,164,713

Total Malawi (Cost $6,883,554)			5,164,713

Mongolia - 3.38%

Credit-Linked Notes - 2.68%
Development Bank of Mongolia (Issuer Zambezi BV), 14.000%, Due 5/12/2027C	MNT	27,500,000,000	7,989,946
Republic of Mongolia (Issuer Frontera Capital BV),
7.500%, Due 10/25/2024C	MNT	11,287,921,348	3,044,786
15.000%, Due 4/22/2025C E	MNT	4,500,000,000	1,304,949

Total Credit-Linked Notes			12,339,681

Foreign Sovereign Obligations - 0.70%
Mongolia Government International Bonds, 8.650%, Due 1/19/2028B		3,159,000	3,231,966

Total Mongolia (Cost $16,751,092)			15,571,647

Mozambique - 4.09%

Credit-Linked Notes - 1.08%
Republic of Mozambique (Issuer ICBC Standard Bank PLC),
Due 3/26/2025E	MZN	90,500,000	1,390,686
17.000%, Due 5/11/2025	MZN	100,000,000	1,545,042
14.500%, Due 11/13/2025	MZN	40,000,000	586,038
14.500%, Due 2/11/2027E	MZN	46,752,000	731,034
19.000%, Due 5/12/2028C	MZN	51,000,000	723,879

Total Credit-Linked Notes			4,976,679

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Mozambique - 4.09% (continued)

Foreign Sovereign Obligations - 3.01%
Mozambique International Bonds,
5.000%, Due 9/15/2031B D E		$15,387,000	$12,041,866
5.000%, Due 9/15/2031C D E		2,353,000	1,841,458

Total Foreign Sovereign Obligations			13,883,324

Total Mozambique (Cost $20,107,749)			18,860,003

Netherlands - 0.61%

Foreign Corporate Obligations - 0.61%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV, 8.625%, Due 10/27/2025C		1,029,000	983,745
Zambezi BV, 11.500%, Due 6/22/2035C	PYG	13,500,000,000	1,834,112

Total Foreign Corporate Obligations			2,817,857

Total Netherlands (Cost $2,876,007)			2,817,857

Nicaragua - 0.23% (Cost $1,159,321)

Credit-Linked Notes - 0.23%
Republic of Nicaragua (Issuer Zambezi BV), 7.000%, Due 4/8/2024C E		1,159,400	1,065,775

Nigeria - 4.09%

Foreign Corporate Obligations - 1.27%
Access Bank PLC, 6.125%, Due 9/21/2026C		1,207,000	1,044,779
BOI Finance BV, 7.500%, Due 2/16/2027C	EUR	1,811,000	1,729,791
IHS Netherlands Holdco BV, 8.000%, Due 9/18/2027C		1,215,000	1,106,185
SEPLAT Energy PLC, 7.750%, Due 4/1/2026C		1,069,000	946,760
United Bank for Africa PLC, 6.750%, Due 11/19/2026C		1,197,000	1,035,692

Total Foreign Corporate Obligations			5,863,207

Foreign Sovereign Obligations - 2.82%
Nigeria Government Bonds,
12.500%, Due 1/22/2026, Series 10YR	NGN	856,000,000	1,220,277
16.288%, Due 3/17/2027, Series 10YR	NGN	290,000,000	446,125
Nigeria Government International Bonds,
7.625%, Due 11/21/2025B		1,590,000	1,558,200
8.375%, Due 3/24/2029B		1,819,000	1,705,531
8.747%, Due 1/21/2031B		1,584,000	1,478,160
7.875%, Due 2/16/2032B		4,800,000	4,188,000
7.375%, Due 9/28/2033B		2,365,000	1,955,855
Nigeria Treasury Bills,
15.298%, Due 9/7/2023	NGN	133,000,000	179,063
12.202%, Due 3/14/2024, Series 364D	NGN	62,000,000	80,133
12.704%, Due 3/28/2024, Series 364D	NGN	124,000,000	159,631
12.190%, Due 4/11/2024, Series 364D	NGN	31,000,000	39,241

Total Foreign Sovereign Obligations			13,010,216

Total Nigeria (Cost $21,370,137)			18,873,423

Pakistan - 1.23%

Foreign Sovereign Obligations - 1.23%
Pakistan Government International Bonds,
6.000%, Due 4/8/2026B		2,075,000	1,117,894
6.875%, Due 12/5/2027B		648,000	343,440
7.375%, Due 4/8/2031B		7,376,000	3,614,240
7.375%, Due 4/8/2031C		1,180,000	578,200

Total Foreign Sovereign Obligations			5,653,774

Total Pakistan (Cost $8,725,459)			5,653,774

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Papua New Guinea - 0.65% (Cost $3,245,557)

Foreign Sovereign Obligations - 0.65%
Papua New Guinea Government International Bonds, 8.375%, Due 10/4/2028B		$3,251,000	$3,012,864

Paraguay - 0.89%

Credit-Linked Notes - 0.89%
Municipalidad de Asuncion (Issuer Frontera Capital BV), 12.000%, Due 11/22/2032C	PYG	16,600,000,000	2,358,285
Republic of Paraguay (Issuer Frontera Capital BV), 9.850%, Due 2/14/2031C	PYG	13,700,000,000	1,748,182

Total Credit-Linked Notes			4,106,467

Total Paraguay (Cost $4,372,449)			4,106,467

Republic of Mauritius - 0.21% (Cost $1,020,000)

Foreign Corporate Obligations - 0.21%
Axian Telecom, 7.375%, Due 2/16/2027C		1,038,000	952,573

Rwanda - 0.59%

Foreign Sovereign Obligations - 0.59%
Rwanda International Government Bonds,
5.500%, Due 8/9/2031B		1,400,000	1,088,500
5.500%, Due 8/9/2031C		2,100,000	1,632,750

Total Foreign Sovereign Obligations			2,721,250

Total Rwanda (Cost $3,274,828)			2,721,250

Senegal - 1.31%

Foreign Sovereign Obligations - 1.31%
Senegal Government International Bonds,
5.375%, Due 6/8/2037B	EUR	2,413,000	1,871,758
6.750%, Due 3/13/2048B		5,560,000	4,156,545

Total Foreign Sovereign Obligations			6,028,303

Total Senegal (Cost $6,930,905)			6,028,303

Serbia - 0.63%

Foreign Sovereign Obligations - 0.63%
Serbia International Bonds,
1.500%, Due 6/26/2029B	EUR	1,800,000	1,569,070
2.050%, Due 9/23/2036B	EUR	1,900,000	1,320,907

Total Foreign Sovereign Obligations			2,889,977

Total Serbia (Cost $2,581,075)			2,889,977

South Africa - 0.17% (Cost $1,141,270)

Foreign Corporate Obligations - 0.17%
Liquid Telecommunications Financing PLC, 5.500%, Due 9/4/2026C		1,200,000	799,200

Sri Lanka - 2.20%

Foreign Sovereign Obligations - 2.20%
Sri Lanka Government Bonds,
9.000%, Due 5/1/2028, Series B	LKR	342,000,000	859,461
11.000%, Due 5/15/2030	LKR	145,000,000	381,667
Sri Lanka Government International Bonds,
6.200%, Due 5/11/2027B F		3,510,000	1,557,200
6.750%, Due 4/18/2028B F		1,342,000	595,034
7.850%, Due 3/14/2029B F		871,000	386,321
7.550%, Due 3/28/2030B F		2,713,000	1,204,710

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Sri Lanka - 2.20% (continued)

Foreign Sovereign Obligations - 2.20% (continued)
Sri Lanka Treasury Bills,
24.066%, Due 3/15/2024, Series 364	LKR	494,000,000	$1,392,989
21.058%, Due 3/22/2024, Series 364	LKR	500,000,000	1,406,664
22.750%, Due 4/5/2024, Series 364	LKR	424,000,000	1,186,398
22.725%, Due 4/19/2024, Series 364	LKR	176,000,000	490,813
22.813%, Due 5/24/2024, Series 364	LKR	250,000,000	690,219

Total Foreign Sovereign Obligations			10,151,476

Total Sri Lanka (Cost $11,632,399)			10,151,476

Supranational - 2.26%

Foreign Sovereign Obligations - 2.26%
European Bank for Reconstruction & Development,
15.000%, Due 9/21/2024		$1,200,000	1,144,664
14.750%, Due 2/7/2025B		700,000	675,096
12.750%, Due 5/30/2025		1,300,000	1,294,927
7.400%, Due 12/7/2025	VND	29,495,000,000	1,263,849
International Finance Corp.,
11.000%, Due 6/28/2024		600,000	534,724
11.000%, Due 10/18/2024	UZS	12,000,000,000	985,122
16.000%, Due 2/21/2025	UZS	15,000,000,000	1,289,825
14.250%, Due 5/2/2025	UZS	15,000,000,000	1,257,647
6.000%, Due 1/15/2027	AZN	4,028,370	1,995,157

Total Foreign Sovereign Obligations			10,441,011

Total Supranational (Cost $11,131,239)			10,441,011

Tajikistan - 1.13% (Cost $5,789,581)

Foreign Sovereign Obligations - 1.13%
Tajikistan International Bonds, 7.125%, Due 9/14/2027B		6,341,000	5,202,790

Togo - 0.18% (Cost $906,323)

Foreign Corporate Obligations - 0.18%
Ecobank Transnational, Inc., 8.750%, Due 6/17/2031, (5 yr. CMT + 8.211%)A C		944,000	848,184

Trinidad and Tobago - 0.29% (Cost $1,304,406)

Foreign Corporate Obligations - 0.29%
Heritage Petroleum Co. Ltd., 9.000%, Due 8/12/2029C		1,296,000	1,346,544

Tunisia - 1.74%

Foreign Sovereign Obligations - 1.74%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023B	EUR	2,375,000	2,482,837
5.625%, Due 2/17/2024B	EUR	800,000	749,050
5.750%, Due 1/30/2025B		814,000	568,172
6.375%, Due 7/15/2026C	EUR	100,000	67,366
6.375%, Due 7/15/2026B	EUR	6,166,000	4,153,812

Total Foreign Sovereign Obligations			8,021,237

Total Tunisia (Cost $9,599,279)			8,021,237

Uganda - 3.30%

Foreign Sovereign Obligations - 3.30%
Uganda Government Bonds,
14.000%, Due 1/18/2024	UGX	8,571,500,000	2,396,511
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,247,173
16.000%, Due 5/6/2027	UGX	2,500,000,000	733,623

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Uganda - 3.30% (continued)

Foreign Sovereign Obligations - 3.30% (continued)
Uganda Government Bonds, (continued)
14.250%, Due 8/23/2029	UGX	2,200,000,000	$609,905
16.000%, Due 11/14/2030	UGX	6,940,000,000	2,047,321
17.000%, Due 4/3/2031, Series 15YR	UGX	3,460,000,000	1,070,265
14.250%, Due 6/22/2034	UGX	17,610,400,000	4,771,071
16.250%, Due 11/8/2035	UGX	7,800,000,000	2,344,628

Total Foreign Sovereign Obligations			15,220,497

Total Uganda (Cost $14,671,626)			15,220,497

Ukraine - 1.56%

Foreign Sovereign Obligations - 1.56%
Ukraine Government Bonds,
10.000%, Due 8/23/2023, Series 10YRG	UAH	14,500,000	331,317
10.950%, Due 11/1/2023G	UAH	50,000,000	1,124,108
16.000%, Due 3/13/2024, Series 1.5YRG	UAH	27,000,000	612,954
9.990%, Due 5/22/2024G	UAH	13,000,000	276,587
12.700%, Due 10/30/2024G	UAH	130,500,000	2,652,399
15.840%, Due 2/26/2025G	UAH	102,000,000	2,205,074

Total Foreign Sovereign Obligations			7,202,439

Total Ukraine (Cost $10,396,885)			7,202,439

United Republic of Tanzania - 0.43% (Cost $2,069,061)

Foreign Corporate Obligations - 0.43%
HTA Group Ltd., 7.000%, Due 12/18/2025C		$2,075,000	1,977,807

United States - 1.69%

Corporate Obligations - 1.69%
Citigroup Global Markets Holdings, Inc.,
Due 2/21/2024C H	LKR	165,000,000	470,219
Due 2/21/2024B H	LKR	570,000,000	1,624,393
Due 2/27/2024H	LKR	570,000,000	1,619,564
Due 2/27/2024C H	LKR	250,000,000	710,335
Due 3/5/2024C H	LKR	250,000,000	708,224
12.500%, Due 1/26/2026B	NGN	1,060,000,000	1,439,278
Sagicor Financial Co. Ltd., 5.300%, Due 5/13/2028C		1,281,000	1,215,669

Total Corporate Obligations			7,787,682

Total United States (Cost $8,019,427)			7,787,682

Uruguay - 2.90%

Foreign Sovereign Obligations - 2.90%
Uruguay Government International Bonds,
8.250%, Due 5/21/2031	UYU	81,798,000	2,073,839
3.875%, Due 7/2/2040I	UYU	399,339,970	11,302,472

Total Foreign Sovereign Obligations			13,376,311

Total Uruguay (Cost $11,447,706)			13,376,311

Uzbekistan - 1.99%

Foreign Sovereign Obligations - 1.99%
Uzbekistan International Bonds,
14.500%, Due 11/25/2023B	UZS	47,710,000,000	4,082,739
14.000%, Due 7/19/2024B	UZS	23,600,000,000	1,987,404
14.000%, Due 7/19/2024C	UZS	37,050,000,000	3,120,057

Total Foreign Sovereign Obligations			9,190,200

Total Uzbekistan (Cost $9,890,374)			9,190,200

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

Venezuela - 0.01% (Cost $269,875)

Foreign Corporate Obligations - 0.01%
Petroleos de Venezuela SA, 6.000%, Due 5/16/2024B F		$1,250,000	$43,750

Vietnam - 0.08% (Cost $370,963)

Foreign Sovereign Obligations - 0.08%
Viet Nam Debt & Asset Trading Corp., 1.000%, Due 10/10/2025B		427,000	360,815

Zambia - 6.10%

Credit-Linked Notes - 1.16%
Republic of Zambia (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026C	ZMW	133,161,509	5,327,958

Foreign Corporate Obligations - 0.33%
First Quantum Minerals Ltd.,
6.875%, Due 10/15/2027B		764,000	751,180
8.625%, Due 6/1/2031C		742,000	759,623

Total Foreign Corporate Obligations			1,510,803

Foreign Sovereign Obligations - 4.61%
Zambia Government Bonds,
10.000%, Due 12/27/2024, Series 3YR	ZMW	11,000,000	524,195
12.000%, Due 4/23/2025, Series 7YR	ZMW	7,800,000	375,550
11.000%, Due 1/25/2026, Series 5YR	ZMW	114,100,000	4,994,493
12.000%, Due 6/17/2026	ZMW	12,000,000	503,950
15.000%, Due 8/18/2026	ZMW	12,000,000	496,165
13.000%, Due 8/29/2026, Series 10YR	ZMW	64,500,000	2,734,039
13.000%, Due 12/18/2027, Series 10YR	ZMW	24,795,000	936,163
13.000%, Due 12/17/2028, Series 10YR	ZMW	30,000,000	1,046,554
13.000%, Due 7/27/2030, Series 10YR	ZMW	8,000,000	221,643
13.000%, Due 1/25/2031, Series 10YR	ZMW	5,800,000	184,971
13.000%, Due 6/26/2033, Series 10Y	ZMW	9,000,000	216,223
Zambia Government International Bonds,
8.500%, Due 4/14/2024B F		2,262,000	1,304,835
8.970%, Due 7/30/2027B F		13,441,000	7,704,381

Total Foreign Sovereign Obligations			21,243,162

Total Zambia (Cost $27,563,264)			28,081,923

	Shares

SHORT-TERM INVESTMENTS - 7.98% (Cost $36,768,912)

Investment Companies - 7.98%
American Beacon U.S. Government Money Market Select Fund, 5.09%J K		36,768,912	36,768,912

TOTAL INVESTMENTS - 96.27% (Cost $489,404,262)			443,835,356
OTHER ASSETS, NET OF LIABILITIES - 3.73%			17,217,210

TOTAL NET ASSETS - 100.00%			$461,052,566

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2023.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $89,737,556 or 19.46% of net assets. The Fund has no right to demand registration of these securities.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at July 31, 2023. The maturity date disclosed represents the final maturity date.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Default Security. At period end, the amount of securities in default was $17,538,990 or 3.80% of net assets.

G Security has been fair valued pursuant to the Manager’s procedures related to pricing that is not available after the close of exchange or the available price does not reflect the security’s true market value. At period end, the value of these securities amounted to $7,202,439 or 1.56% of net assets.

H Zero coupon bond.

I Inflation-Indexed Note.

J The Fund is affiliated by having the same investment advisor.

K 7-day yield.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

Forward Foreign Currency Contracts Open on July 31, 2023:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	21,209,570	EUR	21,063,965	10/18/2023	CBK	$145,605	$-	$145,605
USD	24,619,535	EUR	24,959,845	8/3/2023	SSB	-	(340,310)	(340,310)

						$145,605	$(340,310)	$(194,705)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
CBK	Citibank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AMD	Armenian Dram
AOA	Angolan Kwanza
AZN	Azerbaijan Manat
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi
KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
LKR	Sri Lankan Rupee
MNT	Mongolia Tugrug
MZN	Mozambique Metical
NGN	Nigerian Naira
PYG	Paraguayan guarani
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
VND	Vietnamese Dong
ZMW	Zambian Kwacha

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2023, the investments were classified as described below:

Developing World Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Algeria	$-	$950,508	$-	$950,508
Angola	-	458,314	-	458,314
Azerbaijan	-	1,117,647	-	1,117,647
Congo	-	2,581,831	-	2,581,831
Ghana	-	59,657	-	59,657
Kyrgyzstan	-	6,199,605	-	6,199,605
Malawi	-	5,164,713	-	5,164,713
Mongolia	-	12,339,681	-	12,339,681
Mozambique	-	4,976,679	-	4,976,679
Nicaragua	-	1,065,775	-	1,065,775
Paraguay	-	4,106,467	-	4,106,467
Zambia	-	5,327,958	-	5,327,958
Foreign Sovereign Obligations
Angola	-	19,019,019	-	19,019,019
Argentina	-	7,737,286	-	7,737,286
Armenia	-	6,685,788	-	6,685,788
Benin	-	2,284,759	-	2,284,759
Cameroon	-	10,619,645	-	10,619,645
Costa Rica	-	2,694,910	-	2,694,910
Dominican Republic	-	14,915,055	-	14,915,055
Ecuador	-	5,228,174	-	5,228,174
Egypt	-	13,892,896	-	13,892,896
El Salvador	-	12,834,097	-	12,834,097
Ethiopia	-	2,318,250	-	2,318,250
Gabon	-	12,199,960	-	12,199,960
Georgia	-	3,011,712	-	3,011,712
Ghana	-	13,803,512	-	13,803,512
Honduras	-	130,181	-	130,181
Iraq	-	4,404,059	-	4,404,059
Ivory Coast	-	14,044,840	-	14,044,840
Jordan	-	5,429,754	-	5,429,754
Kazakhstan	-	17,019,123	-	17,019,123
Kenya	-	17,767,650	-	17,767,650
Mongolia	-	3,231,966	-	3,231,966
Mozambique	-	13,883,324	-	13,883,324
Nigeria	-	13,010,216	-	13,010,216
Pakistan	-	5,653,774	-	5,653,774
Papua New Guinea	-	3,012,864	-	3,012,864
Rwanda	-	2,721,250	-	2,721,250
Senegal	-	6,028,303	-	6,028,303
Serbia	-	2,889,977	-	2,889,977
Sri Lanka	-	10,151,476	-	10,151,476
Supranational	-	10,441,011	-	10,441,011
Tajikistan	-	5,202,790	-	5,202,790
Tunisia	-	8,021,237	-	8,021,237
Uganda	-	15,220,497	-	15,220,497
Ukraine	-	-	7,202,439	7,202,439
Uruguay	-	13,376,311	-	13,376,311
Uzbekistan	-	9,190,200	-	9,190,200
Vietnam	-	360,815	-	360,815
Zambia	-	21,243,162	-	21,243,162

See accompanying notes

American Beacon Developing World Income FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

Developing World Income Fund	Level 1	Level 2	Level 3	Total
Foreign Corporate Obligations
Ghana	$-	$1,887,720	$-	$1,887,720
Netherlands	-	2,817,857	-	2,817,857
Nigeria	-	5,863,207	-	5,863,207
Republic of Mauritius	-	952,573	-	952,573
South Africa	-	799,200	-	799,200
Togo	-	848,184	-	848,184
Trinidad and Tobago	-	1,346,544	-	1,346,544
United Republic of Tanzania	-	1,977,807	-	1,977,807
Venezuela	-	43,750	-	43,750
Zambia	-	1,510,803	-	1,510,803
Corporate Obligations
United States	-	7,787,682	-	7,787,682
Short-Term Investments	36,768,912	-	-	36,768,912

Total Investments in Securities - Assets	$36,768,912	$399,864,005	$7,202,439	$443,835,356

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$145,605	$-	$145,605

Total Financial Derivative Instruments - Assets	$-	$145,605	$-	$145,605

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(340,310)	$-	$(340,310)

Total Financial Derivative Instruments - Liabilities	$-	$(340,310)	$-	$(340,310)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2023, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 1/31/2023	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 7/31/2023	Unrealized Appreciation (Depreciation) at period End*
Foreign Sovereign Obligations	$1,964,828	$5,996,961	$-	$(37,362)	$-	$(721,988)	$-	$-	$7,202,439	$(3,194,447)

*

Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

For the period ended July 31, 2023, six foreign sovereign obligations were fair valued at $7,202,439 by the Fair Value Committee. Due to severe disruptions in the market brought about by the Russian attack on Ukraine, the Fair Value Committee voted to apply a 15% liquidity discount to the daily pricing vendor fair value prices, thus the foreign sovereign obligations have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 25.67%

Communications - 1.28%

Media - 1.10%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, Due 2/1/2028A	$12,000	$11,090
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.200%, Due 3/15/2028	15,000	14,033
6.384%, Due 10/23/2035	10,000	9,814
3.500%, Due 6/1/2041	5,000	3,367
Comcast Corp., 5.350%, Due 5/15/2053	10,000	10,026
Gray Television, Inc., 7.000%, Due 5/15/2027A	15,000	12,975
Sirius XM Radio, Inc., 4.000%, Due 7/15/2028A	15,000	13,051

		74,356

Telecommunications - 0.18%
Verizon Communications, Inc., 2.550%, Due 3/21/2031	15,000	12,434

Total Communications		86,790

Consumer, Cyclical - 3.82%

Airlines - 1.82%
American Airlines Pass-Through Trust, 3.350%, Due 4/15/2031, 2017 2 AA	10,941	9,830
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.750%, Due 1/20/2026A	25,000	23,570
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027A	16,000	15,999
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.000%, Due 9/20/2025A	40,000	40,346
U.S. Airways Pass-Through Trust,
4.625%, Due 12/3/2026, 2012 1A	6,118	5,761
3.950%, Due 5/15/2027, 2013 1A	12,331	11,621
United Airlines Pass-Through Trust, 3.750%, Due 3/3/2028, 2014 2 A	17,418	16,362

		123,489

Auto Manufacturers - 0.42%
Ford Motor Credit Co. LLC, 4.271%, Due 1/9/2027	14,000	13,069
General Motors Financial Co., Inc., 5.850%, Due 4/6/2030	15,000	14,969

		28,038

Entertainment - 0.67%
SeaWorld Parks & Entertainment, Inc., 8.750%, Due 5/1/2025A	45,000	45,566

Leisure Time - 0.23%
Carnival Corp., 10.500%, Due 2/1/2026A	15,000	15,812

Lodging - 0.07%
Marriott International, Inc., 4.900%, Due 4/15/2029	5,000	4,901

Retail - 0.61%
AutoNation, Inc.,
1.950%, Due 8/1/2028	20,000	16,498
2.400%, Due 8/1/2031	10,000	7,677
Lithia Motors, Inc., 3.875%, Due 6/1/2029A	20,000	17,212

		41,387

Total Consumer, Cyclical		259,193

Consumer, Non-Cyclical - 1.67%

Biotechnology - 0.15%
Amgen, Inc., 5.250%, Due 3/2/2033	10,000	9,975

Commercial Services - 0.25%
Global Payments, Inc., 3.200%, Due 8/15/2029	15,000	13,209
University of Southern California, 3.028%, Due 10/1/2039	5,000	4,038

		17,247

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 25.67% (continued)

Consumer, Non-Cyclical - 1.67% (continued)

Health Care - Products - 0.15%
Varex Imaging Corp., 7.875%, Due 10/15/2027A	$10,000	$10,000

Health Care - Services - 0.60%
Baylor Scott & White Holdings, 1.777%, Due 11/15/2030, Series 2021	5,000	3,971
Centene Corp., 3.375%, Due 2/15/2030	15,000	12,901
Elevance Health, Inc., 5.125%, Due 2/15/2053	5,000	4,805
HCA, Inc., 5.500%, Due 6/1/2033	15,000	14,903
Marshfield Clinic Health System, Inc., 2.703%, Due 2/15/2030, Series 2020	5,000	4,201

		40,781

Pharmaceuticals - 0.52%
Cigna Group, 5.400%, Due 3/15/2033	15,000	15,212
Merck & Co., Inc., 5.000%, Due 5/17/2053	5,000	5,011
Pfizer Investment Enterprises Pte Ltd.,
5.110%, Due 5/19/2043	10,000	9,910
5.300%, Due 5/19/2053	5,000	5,129

		35,262

Total Consumer, Non-Cyclical		113,265

Energy - 2.13%

Energy - Alternate Sources - 0.41%
TerraForm Power Operating LLC, 5.000%, Due 1/31/2028A	30,000	27,840

Oil & Gas - 0.15%
BP Capital Markets America, Inc., 4.812%, Due 2/13/2033	10,000	9,827

Pipelines - 1.57%
Cheniere Energy Partners LP, 4.500%, Due 10/1/2029	20,000	18,603
DCP Midstream Operating LP, 5.125%, Due 5/15/2029	25,000	24,532
Energy Transfer LP, 5.750%, Due 2/15/2033	15,000	15,187
Kinder Morgan, Inc., 5.200%, Due 6/1/2033	15,000	14,626
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, Due 2/1/2031	20,000	18,602
Venture Global LNG, Inc., 8.375%, Due 6/1/2031A	15,000	15,223

		106,773

Total Energy		144,440

Financial - 13.90%

Banks - 5.17%
Bank of America Corp.,
3.419%, Due 12/20/2028, (3 mo. USD Term SOFR + 1.302%)B	20,000	18,423
3.970%, Due 3/5/2029, (3 mo. USD Term SOFR + 1.332%)B	10,000	9,402
5.288%, Due 4/25/2034, (Secured Overnight Financing Rate + 1.910%)B	10,000	9,909
Bank of New York Mellon Corp., 4.289%, Due 6/13/2033, (Secured Overnight Financing Rate + 1.418%)B	10,000	9,326
Citigroup, Inc.,
4.000%, Due 12/10/2025, Series W, (5 yr. CMT + 3.597%)B C	10,000	8,974
2.666%, Due 1/29/2031, (Secured Overnight Financing Rate + 1.146%)B	20,000	16,908
6.174%, Due 5/25/2034, (Secured Overnight Financing Rate + 2.661%)B	10,000	10,143
Citizens Bank NA, 4.575%, Due 8/9/2028, (Secured Overnight Financing Rate + 2.000%)B	10,000	9,377
Fifth Third Bank NA, 5.852%, Due 10/27/2025, (Secured Overnight Financing Rate + 1.230%)B	10,000	9,843
First Horizon Bank, 5.750%, Due 5/1/2030	15,000	13,367
First Horizon Corp., 4.000%, Due 5/26/2025	25,000	23,495
Goldman Sachs Group, Inc.,
2.640%, Due 2/24/2028, (Secured Overnight Financing Rate + 1.114%)B	10,000	9,049
1.992%, Due 1/27/2032, (Secured Overnight Financing Rate + 1.090%)B	10,000	7,871
Huntington National Bank, 5.650%, Due 1/10/2030	15,000	14,708

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 25.67% (continued)

Financial - 13.90% (continued)

Banks - 5.17% (continued)
JPMorgan Chase & Co.,
1.045%, Due 11/19/2026, (Secured Overnight Financing Rate + 0.800%)B	$10,000	$9,030
5.350%, Due 6/1/2034, (Secured Overnight Financing Rate + 1.845%)B	10,000	10,061
KeyBank NA, 5.000%, Due 1/26/2033	10,000	9,023
M&T Bank Corp., 5.053%, Due 1/27/2034, (Secured Overnight Financing Rate + 1.850%)B	10,000	9,397
Morgan Stanley,
1.512%, Due 7/20/2027, (Secured Overnight Financing Rate+ 0.858%)B	10,000	8,882
2.484%, Due 9/16/2036, (Secured Overnight Financing Rate + 1.360%)B	5,000	3,819
Santander Holdings USA, Inc., 4.400%, Due 7/13/2027	10,000	9,499
State Street Corp.,
4.421%, Due 5/13/2033, (Secured Overnight Financing Rate + 1.605%)B	25,000	23,580
4.821%, Due 1/26/2034, (Secured Overnight Financing Rate + 1.567%)B	10,000	9,613
Truist Financial Corp.,
5.100%, Due 3/1/2030, Series Q, (10 yr. CMT + 4.349%)B C	10,000	8,962
5.867%, Due 6/8/2034, (Secured Overnight Financing Rate + 2.361%)B	10,000	10,080
U.S. Bancorp,
5.850%, Due 10/21/2033, (Secured Overnight Financing Rate + 2.090%)B	10,000	10,120
2.491%, Due 11/3/2036, (5 yr. CMT + 0.950%)B	10,000	7,514
Wells Fargo & Co.,
5.875%, Due 6/15/2025, Series U, (3 mo. USD LIBOR + 3.990%)B C	25,000	24,437
3.900%, Due 3/15/2026, Series BB, (5 Yr. CMT + 3.453%)B C	12,000	10,790
5.574%, Due 7/25/2029, (Secured Overnight Financing Rate + 1.740%)B	10,000	10,045
5.389%, Due 4/24/2034, (Secured Overnight Financing Rate + 2.020%)B	5,000	4,957

		350,604

Diversified Financial Services - 3.93%
Aircastle Ltd., 2.850%, Due 1/26/2028A	25,000	21,650
Ally Financial, Inc.,
5.750%, Due 11/20/2025	25,000	24,241
4.700%, Due 5/15/2026, Series B, (5 yr. CMT + 3.868%)B C	15,000	11,437
BGC Partners, Inc., 8.000%, Due 5/25/2028A	10,000	9,777
Burford Capital Global Finance LLC, 9.250%, Due 7/1/2031A	10,000	10,100
Capital One Financial Corp.,
3.950%, Due 9/1/2026, Series M, (5 yr. CMT + 3.157%)B C	25,000	19,899
2.618%, Due 11/2/2032, (Secured Overnight Financing Rate + 1.265%)B	10,000	7,753
Castlelake Aviation Finance DAC, 5.000%, Due 4/15/2027A	10,000	9,225
Charles Schwab Corp.,
5.643%, Due 5/19/2029, (Secured Overnight Financing Rate + 2.210%)B	10,000	10,082
5.853%, Due 5/19/2034, (Secured Overnight Financing Rate + 2.500%)B	10,000	10,279
Enact Holdings, Inc., 6.500%, Due 8/15/2025A	45,000	44,554
LPL Holdings, Inc., 4.625%, Due 11/15/2027A	20,000	18,849
Nasdaq, Inc., 5.550%, Due 2/15/2034	20,000	20,198
Navient Corp., 5.000%, Due 3/15/2027	15,000	13,575
Raymond James Financial, Inc., 3.750%, Due 4/1/2051	10,000	7,497
Rocket Mortgage LLC, 5.250%, Due 1/15/2028A	15,000	14,030
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 2.875%, Due 10/15/2026A	15,000	13,350

		266,496

Insurance - 1.26%
Americo Life, Inc., 3.450%, Due 4/15/2031A	10,000	7,522
Aon Corp./Aon Global Holdings PLC, 2.050%, Due 8/23/2031	5,000	3,987
GTCR AP Finance, Inc., 8.000%, Due 5/15/2027A	20,000	19,808
HUB International Ltd., 5.625%, Due 12/1/2029A	35,000	31,235
Old Republic International Corp., 3.875%, Due 8/26/2026	10,000	9,464
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050A	20,000	13,788

		85,804

Real Estate - 0.29%
Greystar Real Estate Partners LLC, 5.750%, Due 12/1/2025A	20,000	19,666

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 25.67% (continued)

Financial - 13.90% (continued)

REITS - 3.25%
Alexandria Real Estate Equities, Inc.,
4.500%, Due 7/30/2029	$10,000	$9,483
3.375%, Due 8/15/2031	10,000	8,655
4.750%, Due 4/15/2035	10,000	9,321
American Homes 4 Rent LP, 2.375%, Due 7/15/2031	10,000	7,980
Equinix, Inc., 2.150%, Due 7/15/2030	10,000	8,095
Essex Portfolio LP, 2.550%, Due 6/15/2031	15,000	12,074
Extra Space Storage LP, 2.350%, Due 3/15/2032	5,000	3,935
HAT Holdings I LLC/HAT Holdings II LLC, 3.375%, Due 6/15/2026A	30,000	27,138
Healthcare Realty Holdings LP,
3.625%, Due 1/15/2028	25,000	22,173
3.100%, Due 2/15/2030	10,000	8,558
Invitation Homes Operating Partnership LP, 2.000%, Due 8/15/2031	10,000	7,712
Iron Mountain, Inc., 4.875%, Due 9/15/2029A	25,000	22,550
Physicians Realty LP, 3.950%, Due 1/15/2028	15,000	13,739
Realty Income Corp.,
4.850%, Due 3/15/2030	5,000	4,853
3.250%, Due 1/15/2031	20,000	17,393
Rexford Industrial Realty LP, 2.125%, Due 12/1/2030	15,000	11,789
VICI Properties LP/VICI Note Co., Inc., 5.750%, Due 2/1/2027A	25,000	24,666

		220,114

Total Financial		942,684

Industrial - 0.47%

Aerospace/Defense - 0.22%
L3Harris Technologies, Inc., 5.400%, Due 7/31/2033	15,000	15,095

Building Materials - 0.12%
Eagle Materials, Inc., 2.500%, Due 7/1/2031	10,000	8,199

Electronics - 0.13%
Vontier Corp., 2.400%, Due 4/1/2028	10,000	8,474

Total Industrial		31,768

Technology - 1.14%

Computers - 0.57%
NCR Corp., 6.125%, Due 9/1/2029A	20,000	20,328
Leidos, Inc., 5.750%, Due 3/15/2033	5,000	5,001
Apple, Inc., 3.950%, Due 8/8/2052	15,000	13,128

		38,457

Office/Business Equipment - 0.06%
CDW LLC/CDW Finance Corp., 3.276%, Due 12/1/2028	5,000	4,366

Semiconductors - 0.20%
Broadcom, Inc., 4.150%, Due 11/15/2030	15,000	13,783

Software - 0.31%
Oracle Corp., 3.950%, Due 3/25/2051	15,000	11,241
Take-Two Interactive Software, Inc., 4.950%, Due 3/28/2028	10,000	9,896

		21,137

Total Technology		77,743

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 25.67% (continued)

Utilities - 1.26%

Electric - 1.26%
Ameren Corp., 1.750%, Due 3/15/2028	$5,000	$4,335
Duke Energy Indiana LLC, 2.750%, Due 4/1/2050	15,000	9,477
Eversource Energy, 1.650%, Due 8/15/2030, Series R	10,000	7,933
Mid-Atlantic Interstate Transmission LLC, 4.100%, Due 5/15/2028A	25,000	23,671
Public Service Co. of Oklahoma, 5.250%, Due 1/15/2033	15,000	14,918
SCE Recovery Funding LLC,
4.697%, Due 6/15/2042, Series A 1	5,000	4,904
5.112%, Due 12/14/2049, Series A 2	10,000	9,788
Talen Energy Supply LLC, 8.625%, Due 6/1/2030A	10,000	10,388

		85,414

Total Utilities		85,414

Total Corporate Obligations (Cost $1,841,218)		1,741,297

FOREIGN CORPORATE OBLIGATIONS - 2.39%

Communications - 0.31%

Telecommunications - 0.31%
Altice France SA, 5.125%, Due 1/15/2029A	30,000	20,912

Energy - 0.12%

Pipelines - 0.12%
TransCanada PipeLines Ltd., 2.500%, Due 10/12/2031	10,000	8,062

Financial - 1.96%

Banks - 1.50%
Bank of Montreal,
0.949%, Due 1/22/2027, (Secured Overnight Financing Rate + 0.603%)B	10,000	8,950
3.803%, Due 12/15/2032, (5 yr. USD Swap + 1.432%)B	10,000	8,862
Bank of Nova Scotia, 5.250%, Due 6/12/2028	10,000	9,982
Barclays PLC,
7.385%, Due 11/2/2028, (1 yr. CMT + 3.300%)B	10,000	10,513
8.000%, Due 3/15/2029, (5 yr. CMT + 5.431%)B C	15,000	13,950
Canadian Imperial Bank of Commerce, 5.001%, Due 4/28/2028	10,000	9,855
Royal Bank of Canada, 5.000%, Due 2/1/2033	20,000	19,625
Toronto-Dominion Bank,
5.532%, Due 7/17/2026	10,000	10,048
5.156%, Due 1/10/2028	10,000	9,955

		101,740

Diversified Financial Services - 0.46%
Avolon Holdings Funding Ltd., 2.528%, Due 11/18/2027A	25,000	21,421
Macquarie Airfinance Holdings Ltd., 8.375%, Due 5/1/2028A	10,000	10,182

		31,603

Total Financial		133,343

Total Foreign Corporate Obligations (Cost $168,923)		162,317

ASSET-BACKED OBLIGATIONS - 11.92%
CAL Funding IV Ltd., 2.220%, Due 9/25/2045, 2020 1A AA	11,388	9,935
Carvana Auto Receivables Trust, 1.580%, Due 6/12/2028, 2021 N3 D	15,000	14,098
CIT Home Equity Loan Trust, 5.560%, Due 9/20/2032, 2003 1 M2D	63,590	62,276
Citicorp Residential Mortgage Trust, 4.909%, Due 3/25/2037, 2007 1 A5D	13,374	13,165
CLI Funding VIII LLC, 2.720%, Due 1/18/2047, 2022 1A AA	8,715	7,420
College Ave Student Loans LLC, 6.513%, Due 7/25/2051, 2021 A A1, (1 mo. USD Term SOFR + 1.214%)A B	19,184	18,845
Conseco Finance Corp., 7.220%, Due 3/15/2028, 1997 1 M1E	32,843	32,508

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 11.92% (continued)
Exeter Automobile Receivables Trust, 1.960%, Due 1/17/2028, 2021 4A D	$25,000	$23,113
GSAMP Trust, 5.422%, Due 7/25/2033, 2003 SEA2 A1D	46,523	44,397
Hyundai Auto Receivables Trust, 1.660%, Due 6/15/2028, 2021 C C	15,000	13,499
Louisiana Local Government Environmental Facilities & Community Development Authority,
4.145%, Due 2/1/2033, Series A	20,000	19,277
4.475%, Due 8/1/2039, 2022 ELL A4	10,000	9,360
Mid-State Capital Corp. Trust,
7.758%, Due 1/15/2040, 2005 1 B	40,662	40,440
5.787%, Due 10/15/2040, 2006 1 AA	39,048	37,565
8.311%, Due 10/15/2040, 2006 1 BA	18,162	18,167
Mid-State Trust XI, 4.864%, Due 7/15/2038, 11 A1	31,256	30,132
Navient Private Education Loan Trust, 3.910%, Due 12/15/2045, 2016 AA A2AA	22,413	21,737
Navient Private Education Refi Loan Trust,
4.000%, Due 12/15/2059, 2018 DA A2AA	4,586	4,372
6.386%, Due 12/15/2059, 2019 D A2B, (1 mo. USD Term SOFR + 1.614%)A B	11,427	11,279
1.110%, Due 2/18/2070, 2021 FA AA	14,439	12,143
Navient Student Loan Trust, 3.390%, Due 12/15/2059, 2019 BA A2AA	18,680	17,661
Octane Receivables Trust, 1.210%, Due 9/20/2028, 2021 2A AA	12,815	12,340
Oscar U.S. Funding XV LLC, 5.810%, Due 12/10/2027, 2023 1A A3A	25,000	24,967
PFS Financing Corp., 2.470%, Due 2/15/2027, 2022 A AA	30,000	28,431
Salomon Mortgage Loan Trust, 4.987%, Due 11/25/2033, 2001 CB4 1M1, (1 mo. USD Term SOFR + 1.614%)B	25,569	26,324
Santander Drive Auto Receivables Trust,
4.490%, Due 11/16/2026, 2022 6 A3	15,000	14,859
1.670%, Due 10/15/2027, 2021 4 D	20,000	18,634
Santander Retail Auto Lease Trust, 1.410%, Due 11/20/2025, 2021 B DA	35,000	33,588
ServiceMaster Funding LLC, 2.841%, Due 1/30/2051, 2020 1 A2IA	23,762	19,628
Sierra Timeshare Receivables Funding LLC, 1.340%, Due 11/20/2037, 2021 1A BA	11,445	10,552
SMB Private Education Loan Trust,
2.820%, Due 10/15/2035, 2017 B A2AA	10,149	9,664
1.290%, Due 7/15/2053, 2020 B A1AA	10,611	9,449
SoFi Professional Loan Program LLC, 1.030%, Due 8/17/2043, 2021 A AFXA	5,937	4,973
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021 1A A2IIA	19,700	16,155
Triton Container Finance VIII LLC, 2.110%, Due 9/20/2045, 2020 1A AA	11,388	9,823
U.S. Small Business Administration,
4.910%, Due 1/1/2048, 2023 25A 1	19,766	19,584
4.610%, Due 2/1/2048, 2023 25B 1	15,000	14,758
4.480%, Due 4/1/2048, 2023 25D	10,000	9,664
4.930%, Due 6/1/2048, 2023 25F	25,000	24,691
5.180%, Due 7/1/2048, 2023 25G 1	25,000	25,103
Vantage Data Centers Issuer LLC, 3.188%, Due 7/15/2044, 2019 1A A2A	14,413	13,931

Total Asset-Backed Obligations 11.92% (Cost $840,054)		808,507

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.81%
Bear Stearns ARM Trust, 3.731%, Due 2/25/2035, 2004 12 2A1E	11,057	10,441
Bear Stearns Asset Backed Securities Trust, 5.250%, Due 10/25/2033, 2003 AC5 A5D	44,806	43,305
Brean Asset Backed Securities Trust, 1.750%, Due 10/25/2061, 2021 RM2 AA E	43,001	36,793
Chase Mortgage Finance Corp.,
3.750%, Due 12/25/2045, 2016 SH2 M2A E	15,297	13,574
3.750%, Due 12/25/2045, 2016 SH2 M3A E	31,089	26,769
CHL Mortgage Pass-Through Trust, 5.250%, Due 5/25/2034, 2004 4 A19	17,216	16,169
Finance of America Structured Securities Trust,
2.000%, Due 9/25/2069, 2019 1R AA	57,869	60,708
2.000%, Due 4/25/2073A	74,414	70,387
Government National Mortgage Association, 5.217%, Due 6/20/2045E	23,304	23,028
Greenpoint Mortgage Pass-Through Certificates, 4.757%, Due 10/25/2033, 2003 1 A1E	26,665	25,349
JP Morgan Mortgage Trust,
2.500%, Due 12/25/2051, 2021 INV2 A2A E	35,382	28,262
2.500%, Due 7/25/2052, 2022 1 A3A E	49,662	39,796
New Residential Mortgage Loan Trust,
3.750%, Due 11/26/2035, 2016 2A A1A E	34,169	31,904
6.463%, Due 1/25/2048, 2018 4A B1, (1 mo. USD LIBOR + 1.050%)A B	74,133	72,277
5.589%, Due 11/25/2054, 2014 3A B3A E	24,342	22,890
4.000%, Due 3/25/2057, 2017 2A A3A E	43,051	40,162

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.81% (continued)
Prime Mortgage Trust, 6.000%, Due 2/25/2034, 2004 CL1 1A1	$25,513	$24,152
Residential Funding Mortgage Securities I Trust, 5.500%, Due 12/25/2034, 2004 S9 1A23	12,424	11,290

Total Collateralized Mortgage Obligations (Cost $637,288)		597,256

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 6.49%
Bank,
4.399%, Due 8/15/2055, 2022 BNK43 A5	15,000	14,072
3.265%, Due 9/15/2060, 2017 BNK7 ASB	39,197	37,278
1.844%, Due 3/15/2063, 2020 BN28 A4	25,000	19,891
BBCMS Mortgage Trust,
2.299%, Due 2/15/2054, 2021-C9 A5	30,000	24,316
4.600%, Due 6/15/2055, 2022 C16 A5E	15,000	14,229
Benchmark Mortgage Trust,
2.148%, Due 9/15/2053, 2020 B19 AS	30,000	22,222
1.978%, Due 12/17/2053, 2020 B21 A5	10,000	7,906
2.254%, Due 12/17/2053, 2020 B21 AS	10,000	7,609
3.717%, Due 3/15/2062, 2019-B10 A4	20,000	18,201
BX Trust, 7.387%, Due 10/15/2039, 2022 GPA A, (1 mo. USD Term SOFR + 2.165%)A B	20,000	20,000
COMM Mortgage Trust,
3.902%, Due 7/10/2050, 2015 PC1 A5	25,000	23,890
2.950%, Due 8/15/2057, 2019 GC44 A5	20,000	17,144
DC Office Trust, 3.072%, Due 9/15/2045, 2019 MTC DA E	10,000	6,391
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates,
3.710%, Due 9/25/2032, K-150 A2E	15,000	13,950
2.481%, Due 7/25/2034, K-1514 A1	13,284	11,502
1.238%, Due 1/25/2035, K-1516 A1	52,308	41,291
Federal National Mortgage Association,
3.547%, Due 9/25/2028, 2019 M1 A2E	23,759	22,601
3.610%, Due 2/25/2031, 2019 M4 A2	9,614	9,018
1.714%, Due 7/25/2031, 2021 M17 A2E	10,000	8,125
FREMF Mortgage Trust, 3.994%, Due 12/25/2050, 2018 K72 BA	20,000	18,613
FRESB Mortgage Trust,
3.160%, Due 11/25/2027, 2018 SB45 A10FE	10,016	9,205
3.300%, Due 7/25/2038, 2018 SB55 A5HE	7,370	7,293
JPMBB Commercial Mortgage Securities Trust,
3.559%, Due 7/15/2048, 2015 C30 ASB	21,616	21,021
3.822%, Due 7/15/2048, 2015 C30 A5	10,000	9,448
Velocity Commercial Capital Loan Trust,
4.050%, Due 10/26/2048, 2018 2 AA E	18,267	17,319
4.120%, Due 3/25/2049, 2019 1 M3A E	23,439	17,921

Total Commercial Mortgage-Backed Obligations (Cost $485,803)		440,456

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.31%
Federal Home Loan Mortgage Corp.,
3.000%, Due 7/1/2042	28,324	25,279
3.000%, Due 5/1/2047	53,058	47,508
3.000%, Due 11/1/2049	27,891	24,760
Federal National Mortgage Association,
4.500%, Due 7/1/2031	19,104	18,671
2.500%, Due 4/1/2037	36,729	32,978
2.500%, Due 12/1/2037	39,231	35,147
2.500%, Due 2/1/2042	38,729	33,695
2.000%, Due 3/1/2042	27,135	22,876
2.500%, Due 4/1/2042	45,667	39,634
4.000%, Due 2/1/2043	29,449	28,166
5.000%, Due 6/1/2043	29,455	29,191
4.000%, Due 12/1/2043	13,519	12,921
4.000%, Due 3/1/2046	26,364	25,216
2.500%, Due 12/1/2046	32,641	28,006
3.000%, Due 12/1/2046	28,813	25,732
3.000%, Due 1/1/2048	42,282	37,662
3.000%, Due 2/1/2048	23,461	20,883
3.000%, Due 8/1/2048	47,455	42,232
Government National Mortgage Association, 3.500%, Due 4/20/2046	35,049	32,672

Total U.S. Agency Mortgage-Backed Obligations (Cost $596,717)		563,229

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

	Principal Amount	Fair Value

U.S. TREASURY OBLIGATIONS - 31.12%
U.S. Treasury Bonds,
1.750%, Due 8/15/2041	$173,000	$119,032
3.875%, Due 2/15/2043	202,000	192,721
2.500%, Due 2/15/2045	58,000	43,751
3.375%, Due 11/15/2048	513,000	449,777
3.625%, Due 2/15/2053	97,000	90,286
U.S. Treasury Notes,
3.875%, Due 1/15/2026	82,000	80,434
0.750%, Due 8/31/2026	215,000	192,072
1.500%, Due 1/31/2027	152,000	137,786
3.875%, Due 12/31/2027	7,000	6,889
3.625%, Due 3/31/2028	62,000	60,431
1.000%, Due 7/31/2028	38,000	32,563
2.375%, Due 3/31/2029	335,000	304,850
3.500%, Due 4/30/2030	144,000	138,937
2.875%, Due 5/15/2032	157,000	144,133
3.375%, Due 5/15/2033	123,000	117,234

Total U.S. Treasury Obligations (Cost $2,203,120)		2,110,896

MUNICIPAL OBLIGATIONS 3.31%
Alabama Federal Aid Highway Finance Authority Revenue Bonds, 2.650%, Due 9/1/2037, Series B	15,000	11,707
California Health Facilities Financing Authority Revenue Bonds, 4.190%, Due 6/1/2037	10,000	9,058
California State University, 5.183%, Due 11/1/2053, Series B	10,000	9,846
Commonwealth of Massachusetts, 4.110%, Due 7/15/2031, Series B	3,767	3,626
JobsOhio Beverage System, 2.833%, Due 1/1/2038, Series A	15,000	11,816
Massachusetts Water Resources Authority Revenue Bonds, 2.823%, Due 8/1/2041, Series C	5,000	3,825
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds,
5.767%, Due 8/1/2036	5,000	5,205
5.508%, Due 8/1/2037	15,000	15,452
New York State Dormitory Authority, 5.600%, Due 3/15/2040, Series D	5,000	5,179
Oklahoma Development Finance Authority Revenue Bonds, 4.135%, Due 12/1/2033, Series A-1	9,810	9,590
Oregon Education Districts, 2.895%, Due 6/30/2040, Series A	10,000	7,317
Riverside County, California Revenue Bonds, 3.818%, Due 2/15/2038	15,000	13,406
San Jose Financing Authority, California Revenue Bonds, 2.812%, Due 6/1/2037, Series A	25,000	18,916
Santa Clara Valley Transportation Authority, 5.876%, Due 4/1/2032, Series A	15,000	15,483
State Board of Administration Finance Corp., 2.154%, Due 7/1/2030, Series A	5,000	4,150
State of California,
7.500%, Due 4/1/2034	10,000	12,004
4.600%, Due 4/1/2038	30,000	28,336
State of Texas, 5.517%, Due 4/1/2039	10,000	10,516
Texas Natural Gas Securitization Finance Corp., 5.169%, Due 4/1/2041	5,000	5,063
Texas Transportation Commission General Obligation Bonds, 2.472%, Due 10/1/2044	5,000	3,461
Texas Transportation Commission Revenue Bonds, 2.562%, Due 4/1/2042	15,000	11,190
Texas Transportation Commission State Highway Fund, 4.000%, Due 10/1/2033	10,000	9,407

Total Municipal Obligations (Cost $238,809)		224,553

TOTAL INVESTMENTS - 98.02% (Cost $7,011,932)		6,648,511
OTHER ASSETS, NET OF LIABILITIES - 1.98%		134,058

TOTAL NET ASSETS - 100.00%		$6,782,569

Percentages are stated as a percent of net assets.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,539,885 or 22.70% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2023.

C Perpetual maturity. The date shown, if any, is the next call date.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at July 31, 2023. The maturity date disclosed represents the final maturity date.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2023 (Unaudited)

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

IP - Intellectual Property.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2023, the investments were classified as described below:

NIS Core Plus Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,741,297	$-	$1,741,297
Foreign Corporate Obligations	-	162,317	-	162,317
Asset-Backed Obligations	-	808,507	-	808,507
Collateralized Mortgage Obligations	-	597,256	-	597,256
Commercial Mortgage-Backed Obligations	-	440,456	-	440,456
U.S. Agency Mortgage-Backed Obligations	-	563,229	-	563,229
U.S. Treasury Obligations	-	2,110,896	-	2,110,896
Municipal Obligations	-	224,553	-	224,553

Total Investments in Securities - Assets	$-	$6,648,511	$-	$6,648,511

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2023 (Unaudited)

	Developing World Income Fund		NIS Core Plus Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†		$407,066,444		$6,648,511
Investments in affiliated securities, at fair value‡		36,768,912		–
Foreign currency, at fair value^*		8,043,598		–
Cash		–		131,151
Cash collateral held at custodian for the benefit of the broker		310,000		–
Dividends and interest receivable		11,599,608		52,566
Receivable for investments sold		1,400,210		–
Receivable for fund shares sold		4,995,112		1,250
Receivable for expense reimbursement (Note 2)		–		15,337
Unrealized appreciation from forward foreign currency contracts		145,605		–
Prepaid expenses		173,652		17,447

Total assets		470,503,141		6,866,262

Liabilities:
Payable for investments purchased		1,126,984		10,000
Payable for fund shares redeemed		1,394,017		–
Cash due to custodian		5,983,506		–
Dividends payable		–		13,682
Management and sub-advisory fees payable (Note 2)		336,131		3,156
Service fees payable (Note 2)		19,826		129
Transfer agent fees payable (Note 2)		35,923		1,092
Custody and fund accounting fees payable		97,901		8,751
Professional fees payable		55,440		44,549
Payable for prospectus and shareholder reports		20,965		–
Unrealized depreciation from forward foreign currency contracts		340,310		–
Other liabilities		39,572		2,334

Total liabilities		9,450,575		83,693

Net assets		$461,052,566		$6,782,569

Analysis of net assets:
Paid-in-capital		$577,703,293		$7,768,752
Total distributable earnings (deficits)A		(116,650,727)		(986,183)

Net assets		$461,052,566		$6,782,569

Shares outstanding at no par value (unlimited shares authorized):
R5 Class		6,396,634		N/A

Y Class		52,446,056		10,000

Investor Class		5,550,573		N/A

A Class		415,447		13,015

C Class		1,187,513		14,622

R6 Class		N/A		767,352

Net assets:
R5 Class		$44,695,536	$	N/A

Y Class		$366,489,518		$84,252

Investor Class		$38,721,935	$	N/A

A Class		$2,900,801		$109,637

C Class		$8,244,776		$123,185

R6 Class	$	N/A		$6,465,495

Net asset value, offering and redemption price per share:
R5 Class		$6.99	$	N/A

Y Class		$6.99		$8.43

Investor Class		$6.98	$	N/A

A Class		$6.98		$8.42

A Class (offering price)		$7.33		$8.75

C Class		$6.94		$8.42

R6 Class	$	N/A		$8.43

† Cost of investments in unaffiliated securities		$452,635,350		$7,011,932
‡ Cost of investments in affiliated securities		$36,768,912		$–
^ Cost of foreign currency		$8,476,057		$–

*	As of July 31, 2023, foreign currency denominated in Ukrainian Hryvnia has a value of $392,651.
A	The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended July 31, 2023 (Unaudited)

	Developing World Income Fund	NIS Core Plus Bond Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$666,812	$–
Interest income (net of foreign taxes)†	22,731,345	138,680
Other income	688	–

Total investment income	23,398,845	138,680

Expenses:
Management and sub-advisory fees (Note 2)	1,751,078	18,269
Transfer agent fees:
R5 Class (Note 2)	10,180	–
Y Class (Note 2)	170,613	6
Investor Class	2,034	–
A Class	548	5
C Class	561	5
R6 Class	–	133
Custody and fund accounting fees	159,974	17,008
Professional fees	77,701	32,266
Registration fees and expenses	50,018	30,495
Service fees (Note 2):
Investor Class	61,453	–
A Class	1,689	11
C Class	4,497	5
Distribution fees (Note 2):
A Class	3,288	137
C Class	39,132	615
Prospectus and shareholder report expenses	35,663	3,801
Trustee fees (Note 2)	17,692	284
Loan expense (Note 9)	828	13
Other expenses	10,177	2,234

Total expenses	2,397,126	105,287

Net fees waived and expenses (reimbursed) / recouped (Note 2)	–	(90,093)

Net expenses	2,397,126	15,194

Net investment income	21,001,719	123,486

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securities‡A	(8,628,544)	(136,795)
Foreign currency transactions	(310,969)	–
Forward foreign currency contracts	1,983	–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	14,374,771	(11,095)
Foreign currency transactions	(43,826)	–
Forward foreign currency contracts	(34,816)	–

Net gain (loss) from investments	5,358,599	(147,890)

Net increase (decrease) in net assets resulting from operations	$26,360,318	$(24,404)

† Foreign taxes	$252,565	$–
‡ Foreign capital gains tax	$2,338	$–

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Developing World Income Fund		NIS Core Plus Bond Fund
	Six Months Ended July 31, 2023	Year Ended January 31, 2023	Six Months Ended July 31, 2023	Year Ended January 31, 2023
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$21,001,719	$35,710,196	$123,486	$169,556
Net realized (loss) from investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(8,937,530)	(38,508,403)	(136,795)	(419,775)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	14,296,129	(38,409,173)	(11,095)	(218,233)

Net increase (decrease) in net assets resulting from operations	26,360,318	(41,207,380)	(24,404)	(468,452)

Distributions to shareholders:
Total retained earnings:
R5 Class	(2,098,947)	(2,892,344)	–	–
Y Class	(16,070,932)	(20,053,613)	(1,553)	(2,632)
Investor Class	(1,673,771)	(2,547,769)	–	–
A Class	(124,172)	(201,778)	(1,879)	(2,596)
C Class	(347,595)	(452,109)	(1,650)	(1,845)
R6 Class	–	–	(119,838)	(173,984)
Tax return of capital:
R5 Class	–	(1,139,483)	–	–
Y Class	–	(7,254,095)	–	–
Investor Class	–	(847,299)	–	–
A Class	–	(59,833)	–	–
C Class	–	(168,709)	–	–

Net distributions to shareholders	(20,315,417)	(35,617,032)	(124,920)	(181,057)

Capital share transactions (Note 10):
Proceeds from sales of shares	106,125,257	188,251,250	426,737	1,384,224
Reinvestment of dividends and distributions	19,465,714	33,890,452	45,808	46,426
Cost of shares redeemed	(68,845,084)	(259,947,586)	(18,038)	(240,839)
Redemption fees	27,857	189,537	–	–

Net increase (decrease) in net assets from capital share transactions	56,773,744	(37,616,347)	454,507	1,189,811

Net increase (decrease) in net assets	62,818,645	(114,440,759)	305,183	540,302

Net assets:
Beginning of period	398,233,921	512,674,680	6,477,386	5,937,084

End of period	$461,052,566	$398,233,921	$6,782,569	$6,477,386

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of July 31, 2023, the Trust consists of twenty-three active series, two of which are presented in this filing: American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements. The Board has approved a new management agreement with the Manager and a new investment advisory agreement between the Manager and the sub-advisors that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, will be called to consider the new management agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials were sent to those shareholders regarding the new management agreement and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or sub-advisors or in the fee rates charged by the Manager to a Fund.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. Foreign governments and their agencies may enact policies that delay or place limits on repatriation of local currency to U.S. dollars. Market quoted rates for immediate currency settlement may have access or transaction volume restrictions that are insufficient to convert a significant portion of a fund’s local currency denominated assets and liabilities to U.S. dollars. On February 24, 2022, monetary policies were enacted by the National Bank of Ukraine (the “NBU”), limiting its local currency’s repatriation to ensure the steady functioning of the country’s financial system during the martial law legal regime. These policies significantly impact the ability of a Fund to convert local denominated assets and liabilities amounts to U.S. dollars using quoted immediate currency settlement rates. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Developing World Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with abrdn Investments Limited and Global Evolution USA, LLC for the American Beacon Developing World Income Fund and with National Investment Services of America, LLC for the American Beacon NIS Core Plus Bond Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedules:

abrdn Investments Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

National Investment Services of America, LLC

First $1.5 billion	0.20%
Over $1.5 billion	0.18%

The Management and Sub-Advisory Fees paid by the Funds for the period ended July 31, 2023 were as follows:

Developing World Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$729,354
Sub-Advisory Fees	0.50%	1,021,724

Total	0.85%	$1,751,078

NIS Core Plus Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$11,626
Sub-Advisory Fees	0.20%	6,643

Total	0.55%	$18,269

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended July 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Developing World Income	$165,249
NIS Core Plus Bond	-

As of July 31, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Developing World Income	$30,067
NIS Core Plus Bond	-

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a July 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	July 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	July 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	Developing World Income	$36,768,912	$-	$-	$666,812	$36,768,912

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2023, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Developing World Income	$14,081

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31, 2023, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the NIS Core Plus Bond Fund, through May 31, 2024, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the period ended July 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	2/1/2023 - 5/31/2023	6/1/2023 - 7/31/2023	Reimbursed Expenses	(Recouped) Expenses
NIS Core Plus Bond	Y	0.53%	0.53%	$1,107	$-	2026-2027
NIS Core Plus Bond	A	0.78%	0.78%	1,444	-	2026-2027
NIS Core Plus Bond	C	1.53%	1.53%	1,613	-	2026-2027
NIS Core Plus Bond	R6	0.43%	0.43%	85,929	-	2026-2027

Of the above amounts, $15,337 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at July 31, 2023 for NIS Core Plus Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2026 and 2027. The Funds did not record a liability for potential reimbursements due to the

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
NIS Core Plus Bond	$-	$211,375	$-	$2023-2024
NIS Core Plus Bond	-	271,174	-	2024-2025
NIS Core Plus Bond	-	174,965	-	2025-2026

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended July 31, 2023, RID collected $1,222 for Developing World Income Fund from the sale of A Class Shares. There were no sales charges collected for A Class Shares of NIS Core Plus Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended July 31, 2023, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended July 31, 2023, there were no CDSC fees collected for the Class C Shares of the Funds.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of July 31, 2023, one shareholder has been identified as representing an affiliated significant ownership of approximately 58% for the NIS Core Plus Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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Notes to Financial Statements

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3. Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

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Notes to Financial Statements

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A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To

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the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by the Manager and under the oversight of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Manager or persons acting under their oversight and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or

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Notes to Financial Statements

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assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has designated the Manager as responsible for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Manager has selected methods for valuing securities and other assets in circumstances where market quotes are not readily available, and oversees the application of those valuation methods. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods selected by the Manager, the fair value of the security or asset will be determined in good faith by the Valuation Committee.

When a Fund uses fair valuation methods that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Manager or persons acting under their oversight would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4. Securities and Other Investments

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans, and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The NIS Core Plus Bond Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or passthrough securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and sale ability of the real estate at the relevant time. If

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Notes to Financial Statements

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borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure of the mortgage encumbering the property and subsequent liquidation of the property, which can be costly and delayed by litigation and/or bankruptcy. The NIS Core Plus Bond Fund is permitted to invest in CMBS, subject to the Fund’s rating and quality requirements.

Collateralized Mortgage Obligations (“CMO”)

CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage passthrough securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corp (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A Real Estate Mortgage Investment Conduit (“REMIC”), is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. The NIS Core Plus Bond Fund is permitted to invest in CMOs, subject to the Fund’s rating and quality requirements.

Credit-Linked Notes

The Developing World Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

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Notes to Financial Statements

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CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including developing market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. The cost of servicing foreign debt will generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The Fund’s foreign debt securities may be held outside of the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the Investment Company Act. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers and the risks similar to those of foreign securities , such as the fact that foreign markets can be extremely volatile, foreign debt securities may be less liquid than securities of U.S. issuers, and transaction fees, custodial costs, currency conversion costs and other fees are generally higher for foreign debt securities. In addition, developing markets are markets that have risks that are different and higher than those in more developed markets.

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Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor. The prices of such securities may be more volatile than those of domestic securities. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. The economies of many of the countries in which the Fund may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Developing Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with developing capital markets. Investments in the securities and derivatives with exposure to countries with developing capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with developing capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign

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securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the period ended July 31, 2023 are disclosed in the Notes to the Schedules of Investments.

Inflation-Indexed Linked Securities

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, and revenue obligations. The NIS Core Plus Bond Fund may invest in municipal securities the interest

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on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations. Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

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Real Estate Related Investments

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Funds investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because

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of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

U.S. Agency Obligations – Federal National Mortgage Association (“FNMA”)

FNMA Guaranteed Mortgage Pass-Through Certificates or Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the period ended July 31, 2023, the Developing World Income Fund entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or return enhancement and hedging foreign currency fluctuations.

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The Developing World Income Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended July 31, 2023
Fund	Purchased Contracts	Sold Contracts
Developing World Income	$498,912	$44,220,631

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2023:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$145,605	$-	$-	$-	$145,605

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(340,310)	$-	$-	$-	$(340,310)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$1,983	$-	$-	$-	$1,983

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(34,816)	$-	$-	$-	$(34,816)

1) See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2023.

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Developing World Income Fund

Offsetting of Financial and Derivative Assets as of July 31, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$145,605	$340,310

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$145,605	$340,310

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$-

Total derivative assets and liabilities subject to an MNA	$145,605	$340,310

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2023:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount
Citibank, N.A.	$145,605	$-	$-	$-	$145,605

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount
State Street Bank & Trust Co.	$340,310	$-	$-	$-	$340,310

Total	$340,310	$-	$-	$-	$340,310

(1) The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its

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investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non U.S. currencies.

Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives

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strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Developing Markets Risk

When investing in developing markets, the risks of investing in foreign securities are heightened. Developing markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political and economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; the imposition of economic sanctions or other government restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for developing market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement

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procedures; greater sensitivity to interest rate changes; currency exchange rate volatility and currency inflation or deflation; and significant limitations on investor rights and recourse. The economies and political environments of developing market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of developing market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available or less reliable information about issuers in developing markets than would be available about issuers in developed markets, which can impede a sub-advisor’s ability to accurately evaluate foreign securities. Such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Developing markets may possess less developed regulatory or legal structures governing private and foreign investment, and also may be more vulnerable to market manipulation, corruption and fraud. These matters have the potential to impact the Fund’s investment objectives and performance.

The risks of investing in developing market countries are magnified in developing market countries, which generally have smaller economies and less developed capital markets and legal, regulatory and political systems than other developing market countries. The magnification of risks is generally the result of: (1) the potential for extreme price volatility and illiquidity in developing markets; (2) government ownership or control of parts of the private sector or other protectionist measures, including managed adjustments in relative currency values, trade barriers, and exchange controls; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement, and the relatively new and unsettled securities laws in many developing countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value.

Environmental, Social, and/or Governance Investing Risk

The Developing World Income Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of developing market countries tend to be more

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unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in developing markets, the risks of investing in foreign securities are heightened.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Funds’ investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. Rising interest rates may cause the value of the Funds’ investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Funds’. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. To the extent the Funds hold an investment with a negative interest rate to maturity, the Funds may generate a negative return on that investment.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, and other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

LIBOR Risk

Certain of the instruments identified in the Funds’ principal investment strategies have coupon rates or may provide exposure to underlying investments with coupon rates, that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Funds or their investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that relied on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact

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Notes to Financial Statements

July 31, 2023 (Unaudited)

the Fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Funds’ performance and/or NAV.

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Funds’ ability to limit losses. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher-than-normal redemption rates. Unexpected redemptions may force the Funds to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

The Developing World Income Fund is subject to the risk of market timing activities due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund price its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market.

Other Investment Companies Risk

To the extent that the Funds invest in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If the Funds invest in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022 the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; economic stimulus by the Japanese central bank; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have,

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk

The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2023 for the Developing World Income Fund and the tax years in the three year period ended January 31, 2023 for NIS Core Plus Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of July 31, 2023, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Developing World Income	$494,525,119	$16,387,238	$(67,494,178)	$(51,106,940)
NIS Core Plus Bond	7,035,316	16,847	(403,652)	(386,805)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2023, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Developing World Income	$16,615,351	$37,849,873
NIS Core Plus Bond	266,463	184,694

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Developing World Income	$89,522,062	$-	$50,985,414	$-
NIS Core Plus Bond	1,870,886	3,379,966	1,711,200	2,999,363

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2023 were as follows:

Fund	Type of Transaction	January 31, 2023 Shares/Fair Value	Purchases	Sales	July 31, 2023 Shares/Fair Value
Developing World Income	Direct	$24,495,667	$130,154,956	$117,881,711	$36,768,912

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended July 31, 2023, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	630,278	$4,251,815	4,715,478	$33,404,625
Reinvestment of dividends	220,947	1,483,858	386,382	2,681,033
Shares redeemed	(1,140,285)	(7,571,014)	(4,285,243)	(29,595,131)
Redemption fees	-	2,866	-	21,436

Net increase (decrease) in shares outstanding	(289,060)	$(1,832,475)	816,617	$6,511,963

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

	Y Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	14,090,397	$94,539,130	19,169,843	$135,775,314
Reinvestment of dividends	2,370,778	15,900,396	3,864,397	27,039,052
Shares redeemed	(8,175,241)	(55,029,803)	(27,553,889)	(196,186,049)
Redemption fees	-	21,905	-	143,583

Net increase (decrease) in shares outstanding	8,285,934	$55,431,628	(4,519,649)	$(33,228,100)

	Investor Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	943,200	$6,387,163	2,450,057	$17,680,039
Reinvestment of dividends	242,148	1,622,754	470,820	3,300,451
Shares redeemed	(809,487)	(5,407,649)	(4,108,014)	(28,942,362)
Redemption fees	-	2,375	-	19,286

Net increase (decrease) in shares outstanding	375,861	$2,604,643	(1,187,137)	$(7,942,586)

	A Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	61,948	$419,692	90,753	$625,456
Reinvestment of dividends	17,136	114,952	35,907	255,424
Shares redeemed	(35,754)	(241,632)	(472,640)	(3,447,449)
Redemption fees	-	176	-	1,458

Net increase (decrease) in shares outstanding	43,330	$293,188	(345,980)	$(2,565,111)

	C Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
Developing World Income Fund	Shares	Amount	Shares	Amount
Shares sold	80,081	$527,457	110,667	$765,816
Reinvestment of dividends	51,529	343,754	88,347	614,492
Shares redeemed	(89,467)	(594,986)	(258,407)	(1,776,595)
Redemption fees	-	535	-	3,774

Net increase (decrease) in shares outstanding	42,143	$276,760	(59,393)	$(392,513)

	Y Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-
Redemption fees	-		-	-

Net increase in shares outstanding	-	$-	-	$-

	A Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	2,942	$23,948
Reinvestment of dividends	51	432	22	183
Shares redeemed	-	-	-	-
Redemption fees	-		-	-

Net increase in shares outstanding	51	$432	2,964	$24,131

American Beacon FundsSM

Notes to Financial Statements

July 31, 2023 (Unaudited)

	C Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	4,551	$38,182
Reinvestment of dividends	61	519	10	87
Shares redeemed	-	-	-	-
Redemption fees	-	-	-	-

Net increase in shares outstanding	61	$519	4,561	$38,269

	R6 Class
	Six Months Ended July 31, 2023		Year Ended January 31, 2023
	(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	50,060	$426,737	153,707	$1,322,094
Reinvestment of dividends	5,283	44,857	5,345	46,156
Shares redeemed	(2,129)	(18,038)	(27,839)	(240,839)
Redemption fees	-	-	-	-

Net increase in shares outstanding	53,214	$453,556	131,213	$1,127,411

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended July 31, 2023		Year Ended January 31,
			2023	2022	2021	2020		2019B

	(unaudited)
Net asset value, beginning of period	$6.92		$8.16	$8.34	$8.83	$8.68		$9.62

Income (loss) from investment operations:
Net investment income	0.34		0.61	0.68	0.57	0.76		0.80
Net gains (losses) on investments (both realized and unrealized)	0.06		(1.24)	(0.20)	(0.45)	0.15		(0.96)

Total income (loss) from investment operations	0.40		(0.63)	0.48	0.12	0.91		(0.16)

Less distributions:
Dividends from net investment income	(0.33)		(0.44)	(0.66)	(0.27)	(0.74)		(0.78)
Distributions from net realized gains	-		-	-	-	-		-
Tax return of capitalC	-		(0.17)	-	(0.34)	(0.02)		-

Total distributions	(0.33)		(0.61)	(0.66)	(0.61)	(0.76)		(0.78)

Redemption fees added to beneficial interestsD	-		-	-	-	-		-

Net asset value, end of period	$6.99		$6.92	$8.16	$8.34	$8.83		$8.68

Total returnE	6.10	%F	(7.50)%	5.80%	1.90%	11.00%		(1.58)%

Ratios and supplemental data:
Net assets, end of period	$44,695,536		$46,282,796	$47,897,191	$67,157,974	$71,344,608		$62,523,243
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06	%G	1.12%	1.06%	1.09%	1.11%		1.20%
Expenses, net of reimbursements and/or recoupments	1.06	%G	1.12%	1.06%	1.09%	1.16	%H	1.17	%H
Net investment income, before expense reimbursements and/or recoupments	10.06	%G	8.81%	7.79%	7.09%	8.92%		8.87%
Net investment income, net of reimbursements and/or recoupments	10.06	%G	8.81%	7.79%	7.09%	8.87%		8.90%
Portfolio turnover rate	14	%F	42%	39%	54%	39%		21%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2023		Year Ended January 31,
			2023	2022	2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$6.92		$8.16	$8.35	$8.84	$8.68		$9.63

Income (loss) from investment operations:
Net investment income	0.33		0.61	0.65	0.58	0.77		0.74
Net gains (losses) on investments (both realized and unrealized)	0.07		(1.25)	(0.19)	(0.46)	0.14		(0.92)

Total income (loss) from investment operations	0.40		(0.64)	0.46	0.12	0.91		(0.18)

Less distributions:
Dividends from net investment income	(0.33)		(0.43)	(0.65)	(0.27)	(0.73)		(0.77)
Distributions from net realized gains	-		-	-	-	-		-
Tax return of capitalB	-		(0.17)	-	(0.34)	(0.02)		-

Total distributions	(0.33)		(0.60)	(0.65)	(0.61)	(0.75)		(0.77)

Redemption fees added to beneficial interestsC	-		-	-	-	-		-

Net asset value, end of period	$6.99		$6.92	$8.16	$8.35	$8.84		$8.68

Total returnD	6.07	%E	(7.55)%	5.61%	1.85%	11.08%		(1.76)%

Ratios and supplemental data:
Net assets, end of period	$366,489,518		$305,728,868	$397,300,935	$310,325,331	$303,866,061		$151,728,470
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.11	%F	1.17%	1.13%	1.14%	1.19%		1.29%
Expenses, net of reimbursements and/or recoupments	1.11	%F	1.17%	1.13%	1.14%	1.22	%G	1.27	%G
Net investment income, before expense reimbursements and/or recoupments	10.14	%F	8.74%	7.86%	7.13%	9.11%		8.79%
Net investment income, net of reimbursements and/or recoupments	10.14	%F	8.74%	7.86%	7.13%	9.08%		8.80%
Portfolio turnover rate	14	%E	42%	39%	54%	39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.21% and 1.25% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31, 2023		Year Ended January 31,
			2023	2022	2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$6.91		$8.15	$8.33	$8.82	$8.67		$9.61

Income (loss) from investment operations:
Net investment income	0.32		0.60	0.62	0.57	0.73		0.74
Net gains (losses) on investments (both realized and unrealized)	0.07		(1.25)	(0.17)	(0.47)	0.15		(0.93)

Total income (loss) from investment operations	0.39		(0.65)	0.45	0.10	0.88		(0.19)

Less distributions:
Dividends from net investment income	(0.32)		(0.43)	(0.63)	(0.27)	(0.71)		(0.75)
Distributions from net realized gains	-		-	-	-	-		-
Tax return of capitalB	-		(0.16)	-	(0.32)	(0.02)		-

Total distributions	(0.32)		(0.59)	(0.63)	(0.59)	(0.73)		(0.75)

Redemption fees added to beneficial interestsC	-		-	-	-	-		-

Net asset value, end of period	$6.98		$6.91	$8.15	$8.33	$8.82		$8.67

Total returnD	5.94	%E	(7.81)%	5.47%	1.56%	10.71%		(1.94)%

Ratios and supplemental data:
Net assets, end of period	$38,721,935		$35,767,335	$51,845,178	$49,433,819	$73,505,036		$48,475,727
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.37	%F	1.44%	1.38%	1.42%	1.47%		1.52%
Expenses, net of reimbursements and/or recoupments	1.37	%F	1.44%	1.38%	1.42%	1.45	%G	1.52	%G
Net investment income, before expense reimbursements and/or recoupments	9.75	%F	8.38%	7.50%	6.77%	8.77%		8.57%
Net investment income, net of reimbursements and/or recoupments	9.75	%F	8.38%	7.50%	6.77%	8.79%		8.57%
Portfolio turnover rate	14	%E	42%	39%	54%	39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.44% and 1.50% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2023		Year Ended January 31,
			2023	2022	2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$6.92		$8.15	$8.34	$8.83	$8.65		$9.62

Income (loss) from investment operations:
Net investment income	0.31		0.66	0.61	0.54	0.72		0.75
Net gains (losses) on investments (both realized and unrealized)	0.07		(1.30)	(0.17)	(0.45)	0.18		(0.98)

Total income (loss) from investment operations	0.38		(0.64)	0.44	0.09	0.90		(0.23)

Less distributions:
Dividends from net investment income	(0.32)		(0.43)	(0.63)	(0.25)	(0.70)		(0.74)
Distributions from net realized gains	-		-	-	-	-		-
Tax return of capitalB	-		(0.16)	-	(0.33)	(0.02)		-

Total distributions	(0.32)		(0.59)	(0.63)	(0.58)	(0.72)		(0.74)

Redemption fees added to beneficial interestsC	-		-	-	-	-		-

Net asset value, end of period	$6.98		$6.92	$8.15	$8.34	$8.83		$8.65

Total returnD	5.76	%E	(7.67)%	5.32%	1.50%	10.89%		(2.31)%

Ratios and supplemental data:
Net assets, end of period	$2,900,801		$2,574,241	$5,855,674	$4,657,416	$4,275,426		$3,200,206
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.43	%F	1.41%	1.36%	1.55%	1.49%		1.53%
Expenses, net of reimbursements and/or recoupments	1.43	%F	1.41%	1.36%	1.55%	1.41	%G	1.71	%G
Net investment income, before expense reimbursements and/or recoupments	9.68	%F	8.28%	7.62%	6.65%	8.53%		8.49%
Net investment income, net of reimbursements and/or recoupments	9.68	%F	8.28%	7.62%	6.65%	8.61%		8.30%
Portfolio turnover rate	14	%E	42%	39%	54%	39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.40% and 1.69% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Developing World Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2023		Year Ended January 31,
			2023	2022	2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$6.88		$8.11	$8.30	$8.79	$8.64		$9.58

Income (loss) from investment operations:
Net investment income	0.30		0.54	0.56	0.49	0.68		0.68
Net gains (losses) on investments (both realized and unrealized)	0.06		(1.24)	(0.18)	(0.45)	0.14		(0.95)

Total income (loss) from investment operations	0.36		(0.70)	0.38	0.04	0.82		(0.27)

Less distributions:
Dividends from net investment income	(0.30)		(0.38)	(0.57)	(0.24)	(0.65)		(0.67)
Distributions from net realized gains	-		-	-	-	-		-
Tax return of capitalB	-		(0.15)	-	(0.29)	(0.02)		-

Total distributions	(0.30)		(0.53)	(0.57)	(0.53)	(0.67)		(0.67)

Redemption fees added to beneficial interestsC	-		-	-	-	-		-

Net asset value, end of period	$6.94		$6.88	$8.11	$8.30	$8.79		$8.64

Total returnD	5.42	%E	(8.41)%	4.58%	0.83%	9.94%		(2.74)%

Ratios and supplemental data:
Net assets, end of period	$8,244,776		$7,880,681	$9,775,702	$10,651,100	$12,599,753		$10,283,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.14	%F	2.18%	2.12%	2.14%	2.18%		2.28%
Expenses, net of reimbursements and/or recoupments	2.14	%F	2.18%	2.12%	2.14%	2.19	%G	2.33	%G
Net investment income, before expense reimbursements and/or recoupments	9.04	%F	7.69%	6.75%	6.09%	7.96%		7.79%
Net investment income, net of reimbursements and/or recoupments	9.04	%F	7.69%	6.75%	6.09%	7.95%		7.75%
Portfolio turnover rate	14	%E	42%	39%	54%	39%		21%

A	On October 1, 2018, abrdn Investments Limited (f/k/a. Aberdeen Asset Managers Limited) began managing a portion of the assets of the American Beacon Developing World Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.17% and 2.30% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2023		Year Ended January 31,			September 10, 2020A to January 31, 2021
			2023	2022

	(unaudited)
Net asset value, beginning of period	$8.62		$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.15		0.25	0.18		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(1.06)	(0.32)		0.05

Total income (loss) from investment operations	(0.04)		(0.81)	(0.14)		0.11

Less distributions:
Dividends from net investment income	(0.15)		(0.26)	(0.21)		(0.06)
Distributions from net realized gains	-		-	-		(0.01)

Total distributions	(0.15)		(0.26)	(0.21)		(0.07)

Net asset value, end of period	$8.43		$8.62	$9.69		$10.04

Total returnB	(0.42	)%C	(8.31)%	(1.43)%		1.12	%C

Ratios and supplemental data:
Net assets, end of period	$84,252		$86,168	$96,859		$100,422
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.16	%D	3.42%	6.02	%E	15.81	%DE
Expenses, net of reimbursements and/or recoupments	0.53	%D	0.53%	0.53%		0.53	%D
Net investment income (loss), before expense reimbursements and/or recoupments	1.01	%D	(0.08)%	(3.68	)%E	(13.85	)%DE
Net investment income, net of reimbursements and/or recoupments	3.64	%D	2.81%	1.81%		1.43	%D
Portfolio turnover rate	71	%C	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2023		Year Ended January 31,			September 10, 2020A to January 31, 2021
			2023	2022

	(unaudited)
Net asset value, beginning of period	$8.62		$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.14		0.24	0.15		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.20)		(1.07)	(0.32)		0.05

Total income (loss) from investment operations	(0.06)		(0.83)	(0.17)		0.10

Less distributions:
Dividends from net investment income	(0.14)		(0.24)	(0.18)		(0.05)
Distributions from net realized gains	-		-	-		(0.01)

Total distributions	(0.14)		(0.24)	(0.18)		(0.06)

Net asset value, end of period	$8.42		$8.62	$9.69		$10.04

Total returnB	(0.66	)%C	(8.54)%	(1.68)%		1.02	%C

Ratios and supplemental data:
Net assets, end of period	$109,637		$111,692	$96,859		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.42	%D	3.69%	6.29	%F	16.22	%DE
Expenses, net of reimbursements and/or recoupments	0.78	%D	0.78%	0.78%		0.78	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.75	%D	(0.32)%	(3.95	)%F	(14.26	)%DE
Net investment income, net of reimbursements and/or recoupments	3.39	%D	2.59%	1.56%		1.18	%D
Portfolio turnover rate	71	%C	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2023		Year Ended January 31,			September 10, 2020A to January 31, 2021
			2023	2022

	(unaudited)
Net asset value, beginning of period	$8.62		$9.69	$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.18	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	(0.20)		(1.07)	(0.32)		0.05

Total income (loss) from investment operations	(0.09)		(0.89)	(0.24)		0.07

Less distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.11)		(0.02)
Distributions from net realized gains	-		-	-		(0.01)

Total distributions	(0.11)		(0.18)	(0.11)		(0.03)

Net asset value, end of period	$8.42		$8.62	$9.69		$10.04

Total returnB	(1.03	)%C	(9.22)%	(2.41)%		0.72	%C

Ratios and supplemental data:
Net assets, end of period	$123,185		$125,459	$96,860		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.15	%D	4.46%	7.05	%E	16.93	%DE
Expenses, net of reimbursements and/or recoupments	1.53	%D	1.53%	1.53%		1.53	%D
Net investment income (loss), before expense reimbursements and/or recoupments	0.02	%D	(1.10)%	(4.71	)%E	(14.97	)%DE
Net investment income, net of reimbursements and/or recoupments	2.64	%D	1.83%	0.81%		0.43	%D
Portfolio turnover rate	71	%C	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended July 31, 2023		Year Ended January 31,			September 10, 2020A to January 31, 2021
			2023	2022

	(unaudited)
Net asset value, beginning of period	$8.62		$9.69	$10.04		$10.00

Income from investment operations:
Net investment income	0.16		0.26	0.19		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(1.06)	(0.32)		0.06

Total income (loss) from investment operations	(0.03)		(0.80)	(0.13)		0.12

Less distributions:
Dividends from net investment income	(0.16)		(0.27)	(0.22)		(0.07)
Distributions from net realized gains	-		-	-		(0.01)

Total distributions	(0.16)		(0.27)	(0.22)		(0.08)

Net asset value, end of period	$8.43		$8.62	$9.69		$10.04

Total returnB	(0.37	)%C	(8.22)%	(1.33)%		1.16	%C

Ratios and supplemental data:
Net assets, end of period	$6,465,495		$6,154,067	$5,646,506		$5,319,574
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.15	%D	3.43%	5.10	%E	10.98	%DE
Expenses, net of reimbursements and/or recoupments	0.43	%D	0.43%	0.43%		0.43	%D
Net investment income (loss), before expense reimbursements and/or recoupments	1.03	%D	(0.07)%	(2.76	)%E	(9.01	)%DE
Net investment income, net of reimbursements and/or recoupments	3.75	%D	2.93%	1.91%		1.54	%D
Portfolio turnover rate	71	%C	114%	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Developing World Income Fund

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Developing World Income Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager and the Trust, on behalf of the Fund, and each of Global Evolution USA, LLC (“Global Evolution”) and abrdn Investments Limited (“Aberdeen”). Global Evolution and Aberdeen are hereinafter each referred to as a “sub-advisor” and collectively as the “sub-advisors”. The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and each sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered, among other factors: the representations made by each sub-advisor regarding each sub-advisor’s level of staffing; each sub-advisor’s assets under management; the financial stability of each sub-advisor; and each sub-advisor’s compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by each sub-advisor, the Fund’s benchmark index, and, in the case of Aberdeen, a composite of comparable investment accounts managed by Aberdeen and an alternate benchmark index that it believes is more appropriate in light of the strategy it pursued in managing its portion of the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisors that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arms-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered Global Evolution’s representations that Global Evolution’s fee schedule does not reflect any current or anticipated economies of scale. In addition, the Board considered Aberdeen’s representation that it expects shareholders of the Fund to continue to experience indirect benefits from economies of scale efficiencies.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of each sub-advisor was calculated by the Manager based on information provided by the Fund’s custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2022. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

In considering the renewal of the Investment Advisory Agreements with Global Evolution and Aberdeen, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor and provides additional capacity. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2022)

Global Evolution	5 Years	1	st Quintile
Aberdeen	3 Years	2	nd Quintile

The Board also considered: (1) that the Fund employs a limited-capacity strategy as the sub-advisors invest primarily in sovereign and quasi-sovereign issuers located in developing countries which will generally include countries that are commonly referred to as “frontier market” countries, which are among the least developed countries; (2) the Manager’s explanation that the Fund’s expense profile is attributable to the higher expenses

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

associated with investments in developing market countries than those of emerging market countries; whereas the funds in the Fund’s Broadridge Expense Group, Expense Universe and Morningstar category invest in emerging market countries more generally; (3) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few (if any) of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; and (4) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisors under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon NIS Core Plus Bond Fund

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon NIS Core Plus Bond Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, National Investment Services of America, LLC (the “sub-advisor”), and the Trust, on behalf of the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager and the sub-advisor, an affiliate of the Manager, in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on September 10, 2020; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the sub-advisor’s assets under management; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board considered that the sub-advisor, which is an affiliate of the Manager, represented that it had incurred a loss with respect to the services it provided to the Fund during the prior year.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the sub-advisor were reasonable in light of the services performed by the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated a breakpoint for the sub-advisory fee rate for the Fund. The Board also considered that the current assets of the Fund did exceed the threshold necessary to reach the sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisor’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the sub-advisor benefits from soft dollar arrangements for proprietary and third-party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s Y Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents

Disclosure Regarding the Approval of the Current Management and Investment Advisory Agreements

July 31, 2023 (Unaudited)

the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

The Fund’s Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe, Broadridge Expense Group, and Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2022. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had incurred a loss with respect to the services that it provides to the Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

Approval of New Management Agreement and New Investment Advisory Agreements

On July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the investment manager of American Beacon Funds (“Trust”), and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”).

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the Trust’s (i) existing management agreement (“Current Management Agreement”) with the Manager with respect to the American Beacon Developing World Income Fund (“Fund”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Current Investment Advisory Agreement”) among the Manager, the Trust and each of Global Evolution USA, LLC and abrdn Investments Limited (each, a “Sub-Advisor”) on behalf of the Fund. As required by the 1940 Act, the Current Management Agreement and Current Investment Advisory Agreements (“Current Agreements”) provide for their automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”).

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisors to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and

Approval of New Management Agreement and New Investment Advisory Agreements

view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Current Agreements;

•	The New Agreements are identical in all material respects to the Current Agreements;

•	The Manager and the Sub-Advisors would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Current Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisors’ personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisors and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction, including the Proxy Statement, and fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisors, since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Current Agreements at their May-June Meetings.

Approval of New Management Agreement and New Investment Advisory Agreements

In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Current Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting. The factors considered by the Board in connection with the approval of the Current Agreements are described in the section of this report titled “Disclosure Regarding Approval of the Current Management and Investment Advisory Agreements.”

Approval of New Management Agreement and New Investment Advisory Agreement

On July 11, 2023, (i) Resolute Investment Holdings, LLC (“RIH”), its indirect wholly-owned subsidiary, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), the investment manager of American Beacon Funds (“Trust”), and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (“Current Ownership Group”), entered into a transaction agreement (“Transaction Agreement”) with certain creditors of RIM (“Lender Group”) to strengthen the capital structure of RIH, the indirect 100% owner of RIM and the Manager (together with RIH, “Resolute”). Pursuant to the Transaction Agreement, (i) all equity interests in RIH would be cancelled, (ii) new equity interests would be issued to members of the Lender Group (“New Ownership Group”), and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”).

Upon the closing of the Transaction (“Closing”), the Manager will be wholly owned indirectly by the New Ownership Group, rather than by the Current Ownership Group. This change in control is deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the Trust’s (i) existing management agreement (“Current Management Agreement”) with the Manager with respect to the American Beacon NIS Core Bond Fund (“Fund”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Current Investment Advisory Agreement”) among the Manager, the Trust and National Investment Services of America, LLC (“Sub-Advisor”) on behalf of the Fund. As required by the 1940 Act, the Current Management Agreement and Current Investment Advisory Agreement (“Current Agreements”) provide for their automatic termination in the event of an assignment, and will, therefore, terminate upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreement (“New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”).

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

Approval of New Management Agreement and New Investment Advisory Agreement

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Current Agreements;

•

The Manager’s commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to the Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Current Agreements;

•	The Manager and the Sub-Advisor would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Current Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisor personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisor and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction, including the Proxy Statement, and fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to changes in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisor, since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Current Agreements at their May-June Meetings.

Approval of New Management Agreement and New Investment Advisory Agreement

In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Current Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting. The factors considered by the Board in connection with the approval of the Current Agreements are described in the section of this report titled “Disclosure Regarding Approval of the Current Management and Investment Advisory Agreements.”

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Developing World Income Fund and American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 07/23

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds
Date: October 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl	By /s/ Sonia L. Bates
Jeffrey K. Ringdahl	Sonia L. Bates
President	Chief Accounting Officer and Treasurer
American Beacon Funds	American Beacon Funds
Date: October 2, 2023	October 2, 2023